                                United States
                      Securities and Exchange Commission
                            Washington, D.C. 20549

                                  Form N-CSR
  Certified Shareholder Report of Registered Management Investment Companies

                                   811-5536

                     (Investment Company Act File Number)

                                Hibernia Funds
       ---------------------------------------------------------------

              (Exact Name of Registrant as Specified in Charter)

                             5800 Corporate Drive
                     Pittsburgh, Pennsylvania 15237-7010

                                (412) 288-1900
                       (Registrant's Telephone Number)

                              Timothy S. Johnson
                          Federated Investors Tower
                             1001 Liberty Avenue
                     Pittsburgh, Pennsylvania 15222-3779
                   (Name and Address of Agent for Service)
              (Notices should be sent to the Agent for Service)

                       Date of Fiscal Year End: 8/31/05

             Date of Reporting Period: Fiscal year ended 8/31/05
                                       -------------------------

Item 1.     Reports to Stockholders

ANNUAL REPORT

AUGUST 31, 2005

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
FINANCIAL HIGHLIGHTS
SHAREHOLDER EXPENSE EXAMPLE
PORTFOLIO OF INVESTMENTS SUMMARY TABLES
FINANCIAL STATEMENTS
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BOARD OF TRUSTEES AND TRUST OFFICERS
VOTING PROXIES ON FUND PORTFOLIO SECURITIES
QUARTERLY PORTFOLIO SCHEDULE

<Logo of Hibernia Funds>

Hibernia Capital Appreciation Fund
Class A Shares
Class B Shares

Hibernia Louisiana Municipal Income Fund
Class A Shares
Class B Shares

Hibernia Mid Cap Equity Fund
Class A Shares
Class B Shares

Hibernia Total Return Bond Fund

Hibernia U.S. Government Income Fund

Hibernia Cash Reserve Fund
Class A Shares
Class B Shares

Hibernia U.S. Treasury Money Market Fund

Not FDIC Insured · May Lose Value · No Bank Guarantee

Management’s Discussion of Fund Performance

Hibernia Capital Appreciation Fund
Annual Report/12-month period from September 1, 2004 through August 31, 2005

MARKET REVIEW

The U.S. equity markets performed well during the fund’s fiscal year. Except for a pause in the first calendar quarter of 2005, the trend was generally up with little volatility. Overall, market performance was dominated by smaller capitalization stocks with the mid- and small-cap indexes outperforming large-cap indexes. In those smaller classes, volatility was higher, but this turned out to be profitable. Corporate sector revenue and profit growth was quite strong, with earnings up about 20% over the previous year. Consumer spending remained a support for the overall economy and, despite the late stage of the current expansion, the housing sector showed no signs of cooling off.

In this continued strong economic environment, the S&P 500 Index1 produced a total return of 12.55% for the reporting period.

PORTFOLIO PERFORMANCE

The Hibernia Capital Appreciation Fund’s total return, based on net asset value, for the 12-month period ended August 31, 2005 was 13.44% for Class A Shares and 12.56% for Class B Shares. Fund performance was steady throughout the year without much volatility, and the fund outperformed its benchmark. During the fiscal year, value stocks slightly outperformed growth stocks in the large-cap sector. The fund had a very slight value tilt which helped generate positive performance when compared to the benchmark index. Additionally, energy and utility stocks turned in quite strong performances, rising about 50% and 30% respectively over the fiscal year. The Adviser’s risk control policies allowed the fund to participate in the dramatic rises of these stock sectors without incurring an inordinate amount of risk.

STRATEGY

Portfolio strategy continued to emphasize security selection and risk-control. Broad diversification across industry groups and economic sectors was a key part of this risk control, as well as minimization of exposures to other benchmark characteristics (i.e., growth vs. value, capitalization, etc.).2

1 The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

2 Diversification does not assure a profit nor protect against loss.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Current to the most recent month end performance is available on the Hibernia Funds website at www.Hiberniafunds.com.

Hibernia Capital Appreciation Fund--Class A Shares

Growth of a $10,000 Investment

The graph below illustrates the hypothetical investment of $10,0001 in the Hibernia Capital Appreciation Fund--Class A Shares (the “Fund”) from August 31, 1995 to August 31, 2005, compared to the Standard & Poor’s 500 Index (“S&P 500”).2

AVERAGE ANNUAL TOTAL RETURNS3 FOR THE
PERIOD ENDED AUGUST 31, 2005

1 Year	8.35%

5 Years	(3.66)%

10 Years	8.95%

Performance data quoted represents past performance, which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the original maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550). For the period from October 31, 1993 to August 31, 1996, the sales charge was 3.00%. Effective September 1, 1996, the maximum sales charge changed to 4.50%. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the Securities and Exchange Commission (“SEC”) requires to be reflected in the Fund’s performance. The index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect the current 4.50% sales charge.

Hibernia Capital Appreciation Fund--Class B Shares

Growth of a $10,000 Investment

The graph below illustrates the hypothetical investment of $10,0001 in the Hibernia Capital Appreciation Fund--Class B Shares (the “Fund”) from December 2, 1996 (start of performance) to August 31, 2005, compared to the Standard & Poor’s 500 Index (“S&P 500”).2

AVERAGE ANNUAL TOTAL RETURNS3 FOR THE
PERIOD ENDED AUGUST 31, 2005

1 Year	7.06%

5 Years	(3.82)%

Start of Performance (12/2/96)	6.11%

Performance data quoted represents past performance, which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Hibernia Louisiana Municipal Income Fund
Annual Report/12-month period from September 1, 2004 through August 31, 2005

MARKET REVIEW

The Hibernia Louisiana Municipal Income Fund’s total return, based on net asset value, for the 12-month period ended August 31, 2005 was 3.49% for Class A Shares and 2.60% for Class B Shares. Municipal “AAA” yields increased for bonds with a maturity of less than ten years; however municipal rates declined between 10-years and 30-years despite healthy economic growth and rising inflation rates.1 The prevailing belief is that heavy overseas buying of U.S. bonds and arbitrage opportunities between the municipal and taxable markets caused longer term municipal rates to rally throughout the fund’s fiscal year.2

The fund took a defensive posture during the year with the fund’s duration trailing its passive benchmark.3 Hurricane Katrina has had only modest impact on bond values because the Louisiana bonds in the portfolio are either insured by a bond insurer, or collateralized with assets guaranteed by the federal government or one of its agencies. Standard & Poor’s and Moody’s Investor Services (two well-known bond rating agencies) analyses suggests that the bond insurance industry should be able to comfortably weather any losses resulting from Katrina.

1 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

2 Income may be subject to the federal alternative minimum tax.

3 Duration is the measure of a security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in the interest rates than securities of shorter durations.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Current to the most recent month end performance is available on the Hibernia Funds website at www.Hiberniafunds.com.

Hibernia Louisiana Municipal Income Fund--Class A Shares

Growth of a $10,000 Investment

The graph below illustrates the hypothetical investment of $10,0001 in the Hibernia Louisiana Municipal Income Fund--Class A Shares (the “Fund”) from August 31, 1995 to August 31, 2005, compared to the Lehman Brothers Ten Year Insured Bond Index (“LB10I”).2

AVERAGE ANNUAL TOTAL RETURNS3 FOR THE
PERIOD ENDED AUGUST 31, 2005

1 Year	0.39%

5 Years	4.89%

10 Years	5.18%

Performance data quoted represents past performance which, is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 3.00%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB10I has been adjusted to reflect reinvestment of income on securities in the index.

2 The LB10I is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect the current 3.00% sales charge.

Hibernia Louisiana Municipal Income Fund--Class B Shares

Growth of a $10,000 Investment

The graph below illustrates the hypothetical investment of $10,0001 in the Hibernia Louisiana Municipal Income Fund--Class B Shares (the “Fund”) from November 15, 2001 (start of performance) to August 31, 2005, compared to the Lehman Brothers Ten Year Insured Bond Index (“LB10I”).2

AVERAGE ANNUAL TOTAL RETURNS3 FOR THE
PERIOD ENDED AUGUST 31, 2005

1 Year	(2.85)%

Start of Performance (11/15/01)	2.90%

Performance data quoted represents past performance, which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge on any redemption less than four years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB10I has been adjusted to reflect reinvestment of income on securities in the index.

2 The LB10I is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Hibernia Mid Cap Equity Fund
Annual Report/12-month period from September 1, 2004 through August 31, 2005

MARKET REVIEW

The U.S. equity markets performed well during the fund’s fiscal year. Except for a pause in the first calendar quarter of 2005, the trend was generally up with little volatility. Overall, market performance was dominated by smaller capitalization stocks with the mid- and small-cap indexes outperforming large-cap indexes. In those smaller classes, volatility was higher, but this turned out to be profitable. Revenue and profit growth in the corporate sector was quite strong, with earnings up about 20% over the previous year. Consumer spending remained a support for the overall economy and, despite the late stage of the current expansion, the housing sector showed no signs of cooling off.

In this continued strong economic environment, the S&P Mid Cap 400 Index1 produced a total return of approximately 24.80% for the reporting period.

PORTFOLIO PERFORMANCE

The Hibernia Mid Cap Equity Fund’s total return, based on net asset value for the 12-month period ended August 31, 2005 was 28.80% for Class A Shares and 27.85% for Class B Shares. The fund’s performance was strong relative to its benchmark index. A number of factors contributed to the fund outperforming its benchmark. In the large-cap sector, value stocks generally outperformed growth stocks, and the fund’s slight value tilt worked well. Furthermore, mid-cap energy stocks performed dramatically better than any other sector and the fund’s exposure to certain of those stocks was a strong contributor to portfolio outperformance.

STRATEGY

Portfolio strategy continued to emphasize security selection and risk-control. Broad diversification across industry groups and economic sectors was a key part of this risk control, as well as minimization of exposures to other benchmark characteristics (i.e., growth vs. value, capitalization, etc.).2

1 The S&P 400 Mid Cap Index is an unmanaged capitalization-weighted index of common stocks representing all major industries in the mid-range of the U.S. stock market. Investments cannot be made in an index.

2 Diversification does not assure a profit nor protect against loss.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Current to the most recent month end performance is available on the Hibernia Funds website at www.Hiberniafunds.com.

Hibernia Mid Cap Equity Fund--Class A Shares

Growth of a $10,000 Investment

The graph below illustrates the hypothetical investment of $10,0001 in the Hibernia Mid Cap Equity Fund--Class A Shares (the “Fund”) from August 31, 19952 to August 31, 2005, compared to the Standard & Poor’s 400 Mid Cap Index (“S&P 400”).3

AVERAGE ANNUAL TOTAL RETURNS4 FOR THE
PERIOD ENDED AUGUST 31, 2005

1 Year	23.01%

5 Years	4.12%

10 Years	13.62%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 4.50%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the original maximum sales charge of 4.50% ($10,000 investment minus $450 sales charge = $9,550), which was effective on July 13, 1998. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 Hibernia Mid Cap Equity Fund--Class A Shares is the successor to a common trust fund. The quoted performance data includes performance of the common trust fund for the period from August 31, 1993 to July 12, 1998 when the Fund first commenced operation, as adjusted to reflect the Fund’s anticipated expenses. The common trust fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and, therefore, was not subject to certain investment restrictions imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, the performance may have been adversely affected.

3 The S&P 400 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

4 Total returns quoted reflect the current 4.50% sales charge.

Hibernia Mid Cap Equity Fund--Class B Shares

Growth of a $10,000 Investment

The graph below illustrates the hypothetical investment of $10,0001 in the Hibernia Mid Cap Equity Fund--Class B Shares (the “Fund”) from July 13, 1998 (start of performance) to August 31, 2005, compared to the Standard & Poor’s 400 Mid Cap Index (“S&P 400”).2

AVERAGE ANNUAL TOTAL RETURNS3 FOR THE
PERIOD ENDED AUGUST 31, 2005

1 Year	22.35%

5 Years	3.94%

Start of Performance (7/13/98)	9.80%

Performance data quoted represents past performance which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum contingent deferred sales charge of 5.50% as applicable.

1 Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge on any redemption over seven years from the purchase date. The maximum contingent deferred sales charge is 5.50% on any redemption less than one year from the purchase date. The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400 has been adjusted to reflect reinvestment of dividends on securities in the index.

2 The S&P 400 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect all applicable contingent deferred sales charges.

Hibernia Total Return Bond Fund
Annual Report/12-month period from September 1, 2004 through August 31, 2005

MARKET REVIEW

U.S. debt markets performed in line with market expectations during the fund’s fiscal year. The general trend of higher short term rates due to a less accommodative Federal Reserve caused the yield curve to flatten over the reporting period. Fixed income market volatility declined over the fiscal year as a result of a Federal Reserve that adjusted Federal Fund rates by 25 basis points per meeting. The long end of the yield curve remained supported by non-U.S. investors. As a result, longer term maturities outdistanced their shorter counterparts. Bond spread markets performed well across most asset sectors, tightening yield spreads to the general curve over the fiscal year. Sector performance was dominated by credit markets followed by mortgage and government market classes.

In this more restrictive rate environment, the Lehman Brothers Aggregate Bond Index1 produced a total return of approximately 4.15% for the reporting period.

PORTFOLIO PERFORMANCE

The Hibernia Total Return Bond Fund’s Class A Shares produced a total return of 3.39%, based on net asset value for the 12-month period ended August 31, 2005. The fund’s performance was attributable to a defensive position against a market expectation of higher interest rates and tighter yield spreads over the fiscal year.2 Fund allocations to the U.S. agency, mortgage, and corporate bonds increased portfolio interest income and helped to offset the rise in general rate levels throughout the year. In keeping with the strategy of the fund, bonds accounted for over 80% of the portfolio.

The fund did not invest in derivative instruments during the reporting period.

STRATEGY

Portfolio strategy continued to emphasize interest rate risk management, sector and security selection. Risk control was utilized to manage and monitor all of these risks.

1 The Lehman Brothers Aggregate Bond Index is an unmanaged index that tracks investment grade corporate and government bonds. Investments cannot be made in an index.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Current to the most recent month end performance is available on the Hibernia Funds website at www.Hiberniafunds.com.

Hibernia Total Return Bond Fund

Growth of a $10,000 Investment

The graph below illustrates the hypothetical investment of $10,0001 in the Hibernia Total Return Bond Fund (the “Fund”) from August 31, 1995 to August 31, 2005, compared to the Lehman Brothers Aggregate Bond Index (“LBAB”).2

AVERAGE ANNUAL TOTAL RETURNS3 FOR THE
PERIOD ENDED AUGUST 31, 2005

1 Year	0.25%

5 Years	4.90%

10 Years	5.08%

Performance data quoted represents past performance, which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 3.00%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBAB has been adjusted to reflect reinvestment of income on securities in the index.

2 The LBAB is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect the current 3.00% sales charge.

Hibernia U.S. Government Income Fund
Annual Report/12-month period from September 1, 2004 through August 31, 2005

MARKET REVIEW

U.S. debt markets performed in line with market expectations during the fund’s fiscal year. The general trend of higher short term rates due to a less accommodative Federal Reserve caused the yield curve to flatten over the reporting period. Fixed income market volatility declined over the fiscal year as a result of a Federal Reserve that adjusted Federal Fund rates by 25 basis points per meeting. The long end of the yield curve remained supported by non-U.S. investors. As a result, longer term maturities outdistanced their shorter counterparts. Bond spread markets performed well across most asset sectors, tightening yield spreads to the general curve over the fiscal year. Sector performance was dominated by credit markets followed by mortgage and government market classes.

In this more restrictive rate environment, the Lehman Brothers Intermediate Term Aggregate Index1 produced a total return of approximately 3.17% for the reporting period.

PORTFOLIO PERFORMANCE

The Hibernia U.S. Government Income Fund’s Class A Shares produced a total return of 2.14%, based on net asset value for the 12 month period ended August 31, 2005. The fund’s performance was attributable to a defensive position against a market expectation of higher interest rates and tighter yield spreads over the fiscal year.2 Fund allocations to the U.S. agency sector increased portfolio interest income and helped to offset the rise in general rate levels throughout the year. In keeping with the high quality of the fund, Treasury, agency, notes and bonds accounted for over 80% of the fund’s portfolio. Corporate bonds were utilized to a lesser degree.

The fund did not invest in derivative instruments during the reporting period.

STRATEGY

Portfolio strategy continued to emphasize interest rate risk management, sector and security selection. Risk control was utilized to manage and monitor all of these risks.

1 Lehman Brothers Intermediate Term Aggregate Index is an unmanaged index that tracks investment grade corporate and government bonds with maturities between one and ten years. Investments cannot be made in an index.

2 Bond prices are sensitive to changes in interest rates and a rise in interest rates can cause a decline in their prices.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Current to the most recent month end performance is available on the Hibernia Funds website at www.Hiberniafunds.com.

Hibernia U.S. Government Income Fund

Growth of a $10,000 Investment

The graph below illustrates the hypothetical investment of $10,0001 in the Hibernia U.S. Government Income Fund (the “Fund”) from August 31, 1995 to August 31, 2005, compared to the Lehman Brothers Intermediate Term Aggregate Index (“LBIA”).2

AVERAGE ANNUAL TOTAL RETURNS3 FOR THE
PERIOD ENDED AUGUST 31, 2005

1 Year	(0.93)%

5 Years	4.83%

10 Years	5.26%

Performance data quoted represents past performance, which is no guarantee of future results. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns shown include the maximum sales charge of 3.00%.

1 Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales charge of 3.00% ($10,000 investment minus $300 sales charge = $9,700). The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBIA has been adjusted to reflect reinvestment of income on securities in the index.

2 The LBIA is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund’s performance. The index is unmanaged, and, unlike the Fund, is not affected by cash flows. It is not possible to invest directly in an index.

3 Total returns quoted reflect the current 3.00% sales charge.

Financial Highlights

Hibernia Funds
August 31, 2005

(For a share outstanding throughout each period)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain(Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income	Distributions from Net Realized Gain on Investments

Capital Appreciation Fund--Class A Shares
2001	$27.41	0.02	(6.07)	(6.05)	--	(0.52)
2002	$20.84	0.04	(3.44)	(3.40)	(0.02)	(0.92)
2003	$16.50	0.08(3)	1.31	1.39	(0.07)	--
2004	$17.82	0.08(3)	1.62	1.70	(0.07)	(1.14)
2005	$18.31	0.13(3)	2.26	2.39	(0.15)	(1.13)
Capital Appreciation Fund--Class B Shares
2001	$26.76	(0.18)	(5.87)	(6.05)	--	(0.52)
2002	$20.19	(0.11)	(3.31)	(3.42)	--	(0.92)
2003	$15.85	(0.04)(3)	1.25	1.21	--	--
2004	$17.06	(0.06)(3)	1.56	1.50	--	(1.14)
2005	$17.42	(0.01)(3)	2.14	2.13	--	(1.13)
Louisiana Municipal Income Fund--Class A Shares
2001	$10.85	0.53(3)	0.50	1.03	(0.53)	(0.02)
2002	$11.33	0.51(4)	0.07(4)	0.58	(0.51)	(0.00)(5)
2003	$11.40	0.50	(0.12)	0.38	(0.50)	(0.07)
2004	$11.21	0.48	0.17	0.65	(0.47)	(0.03)
2005	$11.36	0.46	(0.07)	0.39	(0.46)	(0.03)
Louisiana Municipal Income Fund--Class B Shares
2002(6)	$11.36	0.34(4)	0.05(4)	0.39	(0.35)	(0.00)(5)
2003	$11.40	0.40	(0.12)	0.28	(0.40)	(0.07)
2004	$11.21	0.38	0.19	0.57	(0.38)	(0.03)
2005	$11.37	0.36	(0.07)	0.29	(0.36)	(0.03)
Mid Cap Equity Fund--Class A Shares
2001	$16.01	(0.03)	(2.12)	(2.15)	--	(1.29)
2002	$12.57	(0.02)	(1.01)	(1.03)	--	(0.08)
2003	$11.46	(0.05)(3)	1.51	1.46	--	--
2004	$12.92	(0.02)(3)	1.56	1.54	--	(0.07)
2005	$14.39	0.03(3)	4.00	4.03	--	(0.72)
Mid Cap Equity Fund--Class B Shares
2001	$15.81	(0.11)	(2.13)	(2.24)	--	(1.29)
2002	$12.28	0.18	(1.26)	(1.08)	--	(0.08)
2003	$11.12	(0.14)(3)	1.46	1.32	--	--
2004	$12.44	(0.12)(3)	1.50	1.38	--	(0.07)
2005	$13.75	(0.09)(3)	3.81	3.72	--	(0.72)
Total Return Bond Fund
2001	$9.62	0.57	0.56	1.13	(0.59)	--
2002	$10.16	0.52(3)(8)	--(8)	0.52	(0.53)	--
2003	$10.15	0.45(3)	(0.11)	0.34	(0.51)	--
2004	$9.98	0.41(3)	(0.05)	0.36	(0.45)	--
2005	$9.89	0.38(3)	(0.05)	0.33	(0.44)	--

(1) Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(2) This voluntary expense decrease is reflected in both the net expense and net investment income ratios.
(3) Based on average shares outstanding.
(4) Effective September 1, 2001 the Louisiana Municipal Income Fund adopted the provisions of the American Institute of Certified Public Accountants(AICPA) Audit and Accounting Guide for Investment Companies and began accreting short and long term discounts on debt securities. For the period ended August 31, 2002 this change had no effect on net investment income per share or net realized and unrealized gain per share, but increased the ratio of net investment income to average net assets from 4.58% to 4.59% for Class A Shares and increased the ratio of net investment income to average net assets from 3.75% to 3.76% for Class B Shares. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

			Ratio to Average Net Assets

Total Distributions	Net Asset Value, End of Period	Total Return(1)	Net Expenses	Net Investment Income(Loss)	Expense Waiver/ Reimbursement(2)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

(0.52)	$20.84	(22.37)%	1.21%	0.07%	--	$265,817	2%
(0.94)	$16.50	(17.18)%	1.23%	0.18%	--	$217,744	3%
(0.07)	$17.82	8.46%	1.27%	0.48%	--	$234,905	29%
(1.21)	$18.31	9.87%	1.25%	0.41%	--	$239,871	22%
(1.28)	$19.42	13.44%	1.26%	0.70%	--	$240,297	32%
(0.52)	$20.19	(22.93)%	1.96%	(0.68)%	--	$15,245	2%
(0.92)	$15.85	(17.83)%	1.98%	(0.57)%	--	$11,849	3%
--	$17.06	7.63%	2.02%	(0.27)%	--	$11,865	29%
(1.14)	$17.42	9.08%	2.00%	(0.34)%	--	$11,981	22%
(1.13)	$18.42	12.56%	2.01%	(0.04)%	--	$9,077	32%
(0.55)	$11.33	9.79%	0.66%	4.83%	0.33%	$98,822	9%
(0.51)	$11.40	5.32%	0.71%	4.59%(4)	0.33%	$84,361	10%
(0.57)	$11.21	3.33%	0.74%	4.36%	0.33%	$81,468	9%
(0.50)	$11.36	5.88%	0.75%	4.20%	0.33%	$78,288	11%
(0.49)	$11.26	3.49%	0.76%	3.98%	0.34%	$75,298	53%
(0.35)	$11.40	3.60%	1.59%(7)	3.76%(4)(7)	0.23%(7)	$2,824	10%
(0.47)	$11.21	2.47%	1.59%	3.51%	0.23%	$4,127	9%
(0.41)	$11.37	5.08%	1.60%	3.35%	0.23%	$3,569	11%
(0.39)	$11.27	2.60%	1.61%	3.13%	0.24%	$3,342	53%
(1.29)	$12.57	(14.05)%	1.58%	(0.21)%	0.15%	$36,985	20%
(0.08)	$11.46	(8.27)%	1.57%	(0.51)%	--	$42,545	12%
--	$12.92	12.74%	1.55%	(0.48)%	--	$59,735	25%
(0.07)	$14.39	12.01%	1.45%	(0.14)%	--	$74,783	51%
(0.72)	$17.70	28.80%	1.36%	0.20%	--	$123,324	37%
(1.29)	$12.28	(14.86)%	2.33%	(0.94)%	0.15%	$3,548	20%
(0.08)	$11.12	(8.87)%	2.32%	(1.26)%	--	$3,450	12%
--	$12.44	11.87%	2.30%	(1.23)%	--	$3,795	25%
(0.07)	$13.75	11.19%	2.20%	(0.89)%	--	$4,321	51%
(0.72)	$16.75	27.85%	2.11%	(0.56)%	--	$5,025	37%
(0.59)	$10.16	12.08%	0.97%	5.79%	0.30%	$71,060	8%
(0.53)	$10.15	5.39%	1.01%	5.18%(8)	0.30%	$47,428	0%
(0.51)	$9.98	3.38%	1.01%	4.38%	0.40%	$48,563	20%
(0.45)	$9.89	3.72%	1.01%	4.08%	0.40%	$51,957	22%
(0.44)	$9.78	3.39%	0.98%	3.92%	0.41%	$53,319	123%

(5) Represents less than $0.01.
(6) Reflects operations for the period from November 15, 2001(date of initial public offering) to August 31, 2002.
(7) Computed on an annualized basis.
(8) Effective September 1, 2001, the Total Return Bond Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premiums on long term debt securities. The effect of this change for the fiscal year ended August 31, 2002 was to decrease net investment income per share by $0.01, increase net realized and unrealized gain/loss per share by $0.01, and decrease the ratio of net investment income to average net assets from 5.34% to 5.18%. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

Financial Highlights(continued)

Hibernia Funds
August 31, 2005

(For a share outstanding throughout each period)

Year Ended August 31,	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gain(Loss) on Investments	Total from Investment Operations	Distributions from Net Investment Income

U.S. Government Income Fund
2001	$9.85	0.59	0.46	1.05	(0.60)
2002	$10.30	0.61(3)	0.13(3)	0.74	(0.56)
2003	$10.48	0.42(4)	(0.11)	0.31	(0.49)
2004	$10.30	0.38(4)	0.03	0.41	(0.41)
2005	$10.30	0.38(4)	(0.16)	0.22	(0.45)
Cash Reserve Fund--Class A Shares
2001	$1.00	0.05	--	0.05	(0.05)
2002	$1.00	0.01	(0.00)(5)	0.01	(0.01)
2003	$1.00	0.01	0.00(5)	0.01	(0.01)
2004	$1.00	0.005	0.000(6)	0.005	(0.005)
2005	$1.00	0.019	(0.000)(6)	0.019	(0.019)
Cash Reserve Fund--Class B Shares
2001	$1.00	0.04	--	0.04	(0.04)
2002	$1.00	0.01	(0.00)(5)	0.01	(0.01)
2003	$1.00	0.01	0.00(5)	0.01	(0.01)
2004	$1.00	0.003	0.001	0.004	(0.004)
2005	$1.00	0.018	(0.000)(6)	0.018	(0.018)
U.S. Treasury Money Market Fund
2001	$1.00	0.05	--	0.05	(0.05)
2002	$1.00	0.01	--	0.01	(0.01)
2003	$1.00	0.01	--	0.01	(0.01)
2004	$1.00	0.003	--	0.003	(0.003)
2005	$1.00	0.017	(0.000)(6)	0.017	(0.017)

(1) Based on net asset value, which does not reflect the sales charge, redemption fee or contingent deferred sales charge, if applicable. Total returns for periods less than one year are not annualized.
(2) This voluntary expense decrease is reflected in both the net expense and net investment income ratios.
(3) Effective September 1, 2001, the U.S. Government Income Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began accreting discount/amortizing premiums on long term debt securities. The effect of this change for the fiscal year ended August 31, 2002 was to decrease net investment income per share by $0.05, increase net realized and unrealized gain/loss per share by $0.05, and decrease the ratio of net investment income to average net assets from 5.41% to 4.87%. Per share, ratios and supplemental data for periods prior to September 1, 2001 have not been restated to reflect this change in presentation.

		Ratio to Average Net Assets

Net Asset Value, End of Period	Total Return(1)	Net Expenses	Net Investment Income	Expense Waiver/ Reimbursement(2)	Net Assets, End of Period (000 omitted)	Portfolio Turnover Rate

$10.30	10.95%	0.68%	5.83%	0.31%	$85,017	27%
$10.48	7.39%	0.69%	4.87%(3)	0.31%	$85,093	39%
$10.30	3.01%	0.70%	3.97%	0.31%	$89,573	31%
$10.30	4.08%	0.70%	3.71%	0.31%	$82,231	29%
$10.07	2.14%	0.74%	3.74%	0.33%	$71,695	86%
$1.00	4.66%	0.90%	4.47%	--	$244,254	--
$1.00	1.27%	0.84%	1.28%	0.06%	$212,320	--
$1.00	0.80%	0.53%	0.81%	0.40%	$182,575	--
$1.00	0.55%	0.56%	0.55%	0.40%	$166,616	--
$1.00	1.97%	0.56%	1.89%	0.42%	$134,356	--
$1.00	3.88%	1.65%	3.34%	--	$509	--
$1.00	0.84%	1.30%	0.81%	0.35%	$696	--
$1.00	0.57%	0.89%	0.45%	0.79%	$677	--
$1.00	0.40%	0.71%	0.39%	1.00%	$417	--
$1.00	1.81%	0.71%	1.78%	1.02%	$387	--
$1.00	4.68%	0.64%	4.56%	--	$210,102	--
$1.00	1.38%	0.62%	1.37%	--	$193,535	--
$1.00	0.62%	0.65%	0.61%	--	$221,334	--
$1.00	0.34%	0.66%	0.34%	--	$152,264	--
$1.00	1.69%	0.70%	1.74%	--	$204,027	--

(4) Based on average shares outstanding.
(5) Represents less than $0.01.
(6) Represents less than $0.001.

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase or redemption payments; and (2) ongoing costs, including management fees; to the extent applicable, distribution (12b-1) fees and/or shareholder services fees; and other Fund expenses. This Example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from March 1, 2005 to August 31, 2005.

Actual Expenses

The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction cost, such as sales charges (loads) on purchase or redemption payments. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value 3/1/2005	Ending Account Value 8/31/2005	Expenses Paid During Period(1)

Hibernia Capital Appreciation Fund
Actual
Class A Shares	$1,000	$ 1,018.90	$6.51
Class B Shares	$1,000	$1,014.90	$10.26
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000	$1,018.75	$6.51
Class B Shares	$1,000	$1,015.02	$10.26
Hibernia Louisiana Municipal Income Fund
Actual
Class A Shares	$1,000	$1,017.30	$3.86
Class B Shares	$1,000	$1,012.90	$8.17
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000	$1,021.37	$3.87
Class B Shares	$1,000	$1,017.09	$8.19
Hibernia Mid Cap Equity Fund
Actual
Class A Shares	$1,000	$1,085.20	$7.04
Class B Shares	$1,000	$1,081.30	$10.96
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000	$1,018.45	$6.82
Class B Shares	$1,000	$ 1,014.67	$10.61
Hibernia Total Return Bond Fund
Actual	$1,000	$ 1,025.40	$ 5.00
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,020.27	$4.99
Hibernia U.S. Government Income Fund
Actual	$1,000	$1,017.60	$3.76
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.48	$3.77
Hibernia Cash Reserve Fund
Actual
Class A Shares	$1,000	$1,012.40	$2.79
Class B Shares	$1,000	$1,011.70	$3.55
Hypothetical (assuming a 5% return before expenses)
Class A Shares	$1,000	$1,022.43	$2.80
Class B Shares	$1,000	$1,021.68	$3.57
Hibernia U.S. Treasury Money Market Fund
Actual	$1,000	$1,011.00	$3.60
Hypothetical (assuming a 5% return before expenses)	$1,000	$1,021.63	$3.62

(1) Expenses are equal to the Funds’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratios are as follows:

Capital Appreciation Fund
Class A Shares	1.28%
Class B Shares	2.02%
Louisiana Municipal Income Fund
Class A Shares	0.76%
Class B Shares	1.61%
Mid Cap Equity Fund
Class A Shares	1.34%
Class B Shares	2.09%
Total Return Bond Fund	0.98%
U.S. Government Income Fund	0.74%
Cash Reserve Fund
Class A Shares	0.55%
Class B Shares	0.70%
U.S. Treasury Money Market Fund	0.71%

Portfolio of Investments Summary Table

CAPITAL APPRECIATION FUND

At August 31, 2005, the Fund’s portfolio composition(1) was as follows:

EQUITIES	Percentage of Total Investments(2)

Finance	19.5%

Electronic Technology	10.0%

Health Technology	8.9%

Energy Minerals	8.0%

Consumer Non-Durables	7.3%

Retail Trade	7.2%

Technology Services	7.0%

Producer Manufacturing	6.7%

Utilities	4.8%

Consumer Services	3.4%

Communications	3.2%

Commercial Services	2.4%

Distribution Services	2.4%

Health Services	1.9%

Process Industries	1.6%

Transportation	1.6%

Non-Energy Minerals	1.5%

Industrial Services	1.4%

Consumer Durables	1.0%

TOTAL EQUITIES PORTFOLIO VALUE	99.8%

Cash Equivalents(3)	0.2%

TOTAL	100.0%

(1) Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

(2) Percentages are based on total investments, which may differ from the Fund’s total net assets used in computing the percentages in the Portfolio of Investments which follows.

(3) Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.

Portfolio of Investments

Hibernia Funds
August 31, 2005

CAPITAL APPRECIATION FUND

Shares		Value

	COMMON STOCKS--99.6%
	Commercial Services--2.4%
40,000	McGraw-Hill Cos., Inc.	$ 1,928,800
80,800	Moody’s Corp.	3,968,088

	Total	5,896,888

	Communications--3.2%
140,000	AT&T Corp.	2,755,200
199,599	Sprint Nextel Corp.	5,175,602

	Total	7,930,802

	Consumer Durables--1.0%
50,000	Harley Davidson, Inc.	2,463,000

	Consumer Non-Durables--7.3%
54,000	Altria Group, Inc.	3,817,800
47,000	(1) Coach, Inc.	1,559,930
127,000	PepsiCo, Inc.	6,965,950
55,000	Procter & Gamble Co.	3,051,400
150,000	Tyson Foods, Inc., Class A	2,667,000

	Total	18,062,080

	Consumer Services--3.3%
50,000	McDonald’s Corp.	1,622,500
319,000	Time Warner, Inc.	5,716,480
38,700	Walt Disney Co.	974,853

	Total	8,313,833

	Distribution Services--2.3%
125,000	McKesson HBOC, Inc.	5,833,750

	Electronic Technology--10.0%
20,000	Amphenol Corp., Class A	848,200
35,000	(1) Apple Computer, Inc.	1,642,550
224,720	(1) Cisco Systems, Inc.	3,959,566
107,900	(1) Dell, Inc.	3,841,240
201,432	Intel Corp.	5,180,831
75,000	(1) MEMC Electronic Materials	1,264,500
139,200	National Semiconductor Corp.	3,470,256
64,600	Northrop Grumman Corp.	3,623,414
30,000	Scientific-Atlanta, Inc.	1,147,800

	Total	24,978,357

	Energy Minerals--8.0%
9,800	Anadarko Petroleum Corp.	$ 890,526
35,300	Apache Corp.	2,528,186
40,000	Chevron Corp.	2,456,000
109,000	ConocoPhillips	7,187,460
114,500	ExxonMobil Corp.	6,858,550

	Total	19,920,722

	Finance--19.5%
55,000	Allstate Corp.	3,091,550
155,000	Bank of America Corp.	6,669,650
60,000	Bear Stearns Cos., Inc.	6,030,000
35,000	Citigroup, Inc.	1,531,950
129,600	Countrywide Financial Corp.	4,379,184
29,400	Equity Office Properties Trust	979,020
65,000	Golden West Financial Corp.	3,964,350
20,000	Goldman Sachs Group, Inc.	2,223,600
52,000	J.P. Morgan Chase & Co.	1,762,280
30,000	Lehman Brothers Holdings, Inc.	3,169,800
39,200	MetLife, Inc.	1,920,016
40,000	Prudential Financial, Inc.	2,574,800
206,100	UNUMProvident Corp.	3,981,852
87,197	Wachovia Corp.	4,326,715
48,780	Washington Mutual Bank FA	2,028,273

	Total	48,633,040

	Health Services--1.9%
60,000	Aetna, Inc.	4,780,200

	Health Technology--8.9%
48,800	(1) Amgen, Inc.	3,899,120
20,000	(1) Barr Laboratories, Inc.	912,200
129,800	Johnson & Johnson	8,228,022
100,000	Merck & Co., Inc.	2,823,000
103,700	Pfizer, Inc.	2,641,239
45,000	(1) Zimmer Holdings, Inc.	3,697,650

	Total	22,201,231

	Industrial Services--1.4%
60,000	(1) Transocean Sedco Forex, Inc.	3,542,400

	Non-Energy Minerals--1.5%
35,000	Phelps Dodge Corp.	3,763,550

	COMMON STOCKS--continued
	Process Industries--1.6%
51,000	Air Products & Chemicals, Inc.	$ 2,825,400
19,600	Sigma-Aldrich Corp.	1,223,040

	Total	4,048,440

	Producer Manufacturing--6.7%
58,400	3M Co.	4,155,160
35,000	(1) Energizer Holdings, Inc.	2,271,500
151,500	General Electric Co.	5,091,915
26,550	Graco, Inc.	987,926
29,400	PACCAR, Inc.	2,060,352
30,200	Textron Inc.	2,153,260

	Total	16,720,113

	Retail Trade--7.2%
94,000	Home Depot, Inc.	3,790,080
73,600	SUPERVALU, Inc.	2,561,280
45,000	Sherwin-Williams Co.	2,086,200
325,500	TJX Cos., Inc.	6,806,205
50,100	Target Corp.	2,692,875

	Total	17,936,640

	Technology Services--7.0%
35,000	(1) Cognizant Technology Solutions Corp.	1,593,550
35,000	(1) Computer Sciences Corp.	1,559,250
42,720	IBM Corp.	3,444,086
275,000	Microsoft Corp.	7,535,000
159,800	(1) Symantec Corp.	3,352,604

	Total	17,484,490

	Transportation--1.6%
15,000	Burlington Northern Santa Fe Corp.	795,300
40,000	FedEx Corp.	3,257,600

	Total	4,052,900

	Utilities--4.8%
77,200	Exelon Corp.	4,160,308
100,000	Questar Corp.	7,802,000

	Total	11,962,308

	TOTAL COMMON STOCKS (identified cost $168,563,194)	248,524,744

	MUTUAL FUND--0.2%
380,000	Fidelity Institutional Cash Treasury Money Market Fund (at net asset value)	$ 380,000

	TOTAL INVESTMENTS--99.8% (identified cost $168,943,194)	248,904,744

	OTHER ASSETS AND LIABILITIES--NET--0.2%	469,325

	TOTAL NET ASSETS--100%	$ 249,374,069

Portfolio of Investments Summary Table

LOUISIANA MUNICIPAL INCOME FUND

At August 31, 2005, the Fund’s portfolio composition(1) was as follows:

Percentage of Total Investments(2)

Special Revenue	32.4%

General Obligation	21.2%

Miscellaneous	18.0%

Education	8.4%

Mortgage	7.0%

Sales Tax	7.0%

Utilities	4.0%

Transportation	1.7%

Hospitals	0.3%

TOTAL	100.0%

At August 31, 2005, the Fund’s credit quality ratings composition(3) was as follows:

S&P Long-Term Ratings as Percentage of Total Investments(2)		Moody’s Long-Term Ratings as Percentage of Total Investments(2)

AAA	81.5%	Aaa	75.7%

AA	4.3%	Aa	2.5%

Not Rated by S&P	14.2%	Not Rated by Moody’s	21.8%

TOTAL	100.0%	TOTAL	100.0%

(1) See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

(2) Percentages are based on total investments, which may differ from the Fund’s total net assets used in computing the percentages in the Portfolio of Investments which follows.

(3) These tables depict the long-term credit quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s (S&P) and Moody’s Investors Service (Moody’s), each of which is a Nationally Recognized Statistical Ratings Organization (NRSRO). These credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category. Rated securities that have been prerefunded, but not rated again by the NRSRO, also have been included in the “Not rated by…” category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the description of credit quality ratings in the Fund’s Statement of Additional Information.

Holdings that are rated only by a different NRSRO than the one identified have been included in the “Not rated by…” category. Of the portfolio’s total investments, all securities have received a rating by an NRSRO. Credit ratings are not audited.

LOUISIANA MUNICIPAL INCOME FUND

Principal Amount		Credit Rating(2)	Value

	(3) MUNICIPAL BONDS--89.1%
	Alaska--1.9%
$ 1,500,000	Alaska State Housing Finance Corp., 2.47%, 12/1/2030	AAA	$ 1,500,000

	Guam--1.5%
1,020,000	Guam Airport Authority, Revenue Bonds (Series A), 5.25% (MBIA Insurance Corp. INS), 10/1/2014	AAA	1,137,473

	Louisiana--80.5%
500,000	Bossier City, LA, Refunding Revenue Bonds, 5.20% (FGIC INS)/(Original Issue Yield: 5.35%), 11/1/2014	AAA	521,580
1,000,000	Calcasieu Parish, LA, IDB, Sales Tax, 5.50% (AMBAC INS), 11/1/2019	AAA	1,053,570
1,000,000	East Baton Rouge Parish, LA, LT GO, 4.25% (FSA INS)/(Original Issue Yield: 4.39%), 5/1/2018	AAA	1,021,850
2,475,000	East Baton Rouge Parish, LA, Refunding Revenue Bonds (Series ST), 8.00% (FGIC INS), 2/1/2006	AAA	2,526,678
705,000	East Baton Rouge Parish, LA, Refunding Revenue Bonds (Series ST-B), 4.00% (AMBAC INS), 2/1/2008	AAA	716,315
750,000	East Baton Rouge Parish, LA, Refunding Revenue Bonds, 5.00% (FGIC INS)/(Original Issue Yield: 4.72%), 2/1/2013	AAA	791,520
1,500,000	East Baton Rouge Parish, LA, Refunding Revenue Bonds, 5.40% (FGIC INS)/(Original Issue Yield: 5.85%), 2/1/2018	AAA	1,538,700
205,000	East Baton Rouge, LA, Mortgage Finance Authority, SFM Purchasing Revenue Bonds (Series B), 5.40% (FNMA COL), 10/1/2025	Aaa	205,141
$ 30,000	East Baton Rouge, LA, Mortgage Finance Authority, SFM Refunding Revenue Bonds (Series C), 7.00% (FNMA/GNMA INS), 4/1/2032	Aaa	$ 30,043
270,000	Ernest N. Morial-New Orleans, LA, Exhibit Hall Authority, (Series C), 5.50% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.58%), 7/15/2018	AAA	278,518
200,000	Ernest N. Morial-New Orleans, LA, Exhibit Hall Authority, Special Tax, 5.60% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.65%), 7/15/2025	AAA	205,986
125,000	Ernest N. Morial-New Orleans, LA, Exhibit Hall Authority, Special Tax, 5.60% (MBIA Insurance Corp. INS)/(Original Issue Yield: 5.65%), 7/15/2025	AAA	129,220
1,300,000	Harahan, LA, Refunding Bonds, 6.10% (Radian Asset Assurance INS), 6/1/2024	AA	1,431,612
1,240,000	Jefferson Parish, LA, Home Mortgage Authority, Refunding Revenue Bonds (Series A), 6.15% (FNMA and GNMA COLs), 6/1/2028	AAA	1,281,094
500,000	Jefferson Parish, LA, Home Mortgage Authority, Revenue Bonds, 5.85% (FNMA and GNMA COLs), 12/1/2028	AAA	534,070
700,000	Jefferson Parish, LA, School Board, GO UT, 5.10% accrual (FSA INS)/(Original Issue Yield: 5.10%), 3/1/2010	AAA	600,320
1,340,000	Jefferson Parish, LA, School Board, Revenue Bonds, 3.75% (AMBAC INS), 2/1/2010	AAA	1,367,336
680,000	Jefferson, LA, Sales Tax District Special Sales Tax Revenue, (Series B), 5.75% (AMBAC INS)/(Original Issue Yield: 5.20%), 12/1/2014	AAA	779,477
	(3) MUNICIPAL BONDS--continued
	Louisiana--continued
$ 1,745,000	Jefferson, LA, Sales Tax District Special Sales Tax Revenue, Revenue Bonds - Public Imps., 4.00% (AMBAC INS), 12/1/2007	AAA	$ 1,782,168
500,000	Lafayette Parish, LA, School Board, Refunding Revenue Bonds, 4.50% (FGIC INS)/(Original Issue Yield: 4.85%), 4/1/2013	AAA	518,965
1,500,000	Lafayette, LA, Public Improvement Sales Tax, (Series A), 5.625% (FGIC INS)/(Original Issue Yield: 5.69%), 3/1/2025	AAA	1,648,260
1,305,000	Lafayette, LA, Public Power Authority, (Series A), 5.00% (AMBAC INS)/(Original Issue Yield: 2.47%), 11/1/2008	AAA	1,380,481
5,000	Louisiana HFA, SFM Revenue Bonds (Series A-2), 6.55% (FHLMC/ FNMA/GNMA COL), 12/1/2026	Aaa	5,046
220,000	Louisiana HFA, SFM Revenue Bonds (Series 2005A), 3.85% (GNMA Collateralized Home Mortgage Program COL), 12/1/2012	Aaa	223,810
150,000	Louisiana HFA, SFM Revenue Bonds (Series 2005A), 3.95% (GNMA Collateralized Home Mortgage Program COL), 12/1/2013	Aaa	152,467
135,000	Louisiana HFA, SFM Revenue Bonds (Series 2005A), 4.05% (GNMA Collateralized Home Mortgage Program COL), 12/1/2014	Aaa	137,005
$ 310,000	Louisiana HFA, SFM Revenue Bonds (Series 2005A), 4.30% (GNMA Collateralized Home Mortgage Program COL), 12/1/2017	Aaa	$ 314,476
1,000,000	Louisiana Local Government Environmental Facilities Community Development Authority, (Series A) Revenue Bonds, 5.20% (AMBAC INS) (Original Issue Yield: 5.30%), 6/1/2031	Aaa	1,059,560
1,835,000	Louisiana Local Government Environmental Facilities Community Development Authority, 5.50% (MBIA Insurance Corp. INS), 12/1/2012	AAA	2,069,348
150,000	Louisiana Local Government Environmental Facilities Community Development Authority, Refunding Revenue Bonds, 4.70% (MBIA Insurance Corp. INS) (Original Issue Yield: 4.85%), 10/1/2005	AAA	150,229
1,500,000	Louisiana Local Government Environmental Facilities Community Development Authority, Refunding Revenue Bonds, 5.00% (MBIA Insurance Corp. INS), 12/1/2032	AAA	1,569,945
215,000	Louisiana PFA, Hospital Refunding Revenue Bonds, 5.00% (Louisiana Health System Corporate Project)/(FSA INS)/(Original Issue Yield: 5.10%), 10/1/2013	AAA	229,349
1,045,000	Louisiana PFA, (Series A) Refunding Revenue Bonds, 5.125% (AMBAC INS) (Tulane University, LA)/(Original Issue Yield: 5.25%), 7/1/2027	AAA	1,109,362
750,000	Louisiana PFA, 4.50%, 10/15/2010	AAA	792,000
	(3) MUNICIPAL BONDS--continued
	Louisiana--continued
$ 1,500,000	Louisiana PFA, FHA INS Mortgage Revenue Bonds, 5.25% (Baton Rouge General Medical Center), 7/1/2033	AAA	1,592,400
1,000,000	Louisiana PFA, Refunding Revenue Bonds (Series A), 5.00% (Tulane University, LA)/(AMBAC INS)/(Original Issue Yield: 5.15%), 7/1/2022	AAA	$ 1,075,930
1,000,000	Louisiana PFA, Revenue Bonds, 5.00% (FSA INS)/(Original Issue Yield: 5.38%), 8/1/2017	AAA	1,069,420
500,000	Louisiana PFA, Revenue Bonds, 5.10% (Tulane University, LA)/(MBIA Insurance Corp. INS)/(Original Issue Yield: 5.27%), 11/15/2021	AAA	528,315
1,890,000	Louisiana PFA, Refunding Revenue Bonds (Series A), 6.75% (Bethany Home Project)/(FHA GTD), 8/1/2025	AAA	1,892,211
1,000,000	Louisiana PFA, Refunding Revenue Bonds, 5.45% (AMBAC INS)/(Original Issue Yield: 5.45%), 2/1/2013	Aaa	1,043,340
1,500,000	Louisiana Stadium and Expo District, Revenue Bonds, 5.75% (FGIC INS)/(Original Issue Yield: 5.85%), 7/1/2026	AAA	1,565,640
1,000,000	Louisiana State Office Facilities, Refunding Revenue Bonds, 4.70% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.79%), 11/1/2022	AAA	1,036,240
1,000,000	Louisiana State Office Facilities, Refunding Revenue Bonds, 4.75% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.88%), 11/1/2023	AAA	1,037,290
$ 750,000	Louisiana State University and Agricultural and Mechanical College, Refunding Revenue Bonds (Auxiliary Series A), 4.00% (AMBAC INS), 7/1/2012	AAA	$ 776,048
1,250,000	Louisiana State University and Agricultural and Mechanical College, University & College Improvement Refunding Revenue Bonds, 5.00% (University of New Orleans Project)/(AMBAC INS), 10/1/2030	AAA	1,316,975
1,500,000	Louisiana State, (Series A), 5.00% (FGIC INS)/(Original Issue Yield: 5.23%), 11/15/2015	AAA	1,628,835
1,000,000	Louisiana State, GO UT (Series B), 5.00% (FSA INS)/(Original Issue Yield: 5.17%), 4/15/2018	AAA	1,059,600
250,000	New Orleans, LA, Aviation Board, Refunding Revenue Bonds, 6.00% (FSA INS)/(Original Issue Yield: 6.16%), 9/1/2019	AAA	251,848
975,000	New Orleans, LA, Home Mortgage Authority, Special Obligation Revenue Bonds, 6.25% (United States Treasury/REFCO Strips COL)/(Original Issue Yield: 6.518%), 1/15/2011	Aaa	1,102,988
980,000	New Orleans, LA, GO UT Refunding Bonds, 5.875% (AMBAC INS)/(Original Issue Yield: 6.00%), 10/1/2011	AAA	992,319
1,455,000	New Orleans, LA, LT GO, 3.00% (MBIA Insurance Corp. INS), 3/1/2007	AAA	1,453,778
	(3) MUNICIPAL BONDS--continued
	Louisiana--continued
$ 1,145,000	Orleans, LA Levee District, Refunding Revenue Bonds (Series A), 5.95% (FSA INS)/(Original Issue Yield: 6.039%), 11/1/2014	AAA	$ 1,186,907
790,000	Ouachita Parish, LA, East Ouachita Parish School District, GO UT, 5.75% (FGIC INS)/(Original Issue Yield: 5.78%), 3/1/2020	AAA	875,273
780,000	Ouachita Parish, LA, East Ouachita Parish School District, GO UT, 5.75% (FGIC INS)/(Original Issue Yield: 5.81%), 3/1/2021	AAA	864,193
1,020,000	Ouachita Parish, LA, East Ouachita Parish School District, GO UT, 5.75% (FGIC INS)/(Original Issue Yield: 5.85%), 3/1/2024	AAA	1,130,099
80,000	Ouachita Parish, LA, East Ouachita Parish School District, GO UT Refunding Bonds, 3.00% (MBIA Insurance Corp. INS), 3/1/2006	AAA	80,062
85,000	Ouachita Parish, LA, East Ouachita Parish School District, GO UT Refunding Bonds, 3.00% (MBIA Insurance Corp. INS), 3/1/2007	AAA	85,040
85,000	Ouachita Parish, LA, East Ouachita Parish School District, GO UT Refunding Bonds, 3.25% (MBIA Insurance Corp. INS), 3/1/2008	AAA	85,370
90,000	Ouachita Parish, LA, East Ouachita Parish School District, GO UT Refunding Bonds, 3.25% (MBIA Insurance Corp. INS), 3/1/2009	AAA	90,290
$ 575,000	Ouachita Parish, LA, East Ouachita Parish School District, GO UT Refunding Bonds, 4.00% (MBIA Insurance Corp. INS), 3/1/2011	AAA	$ 593,780
705,000	Ouachita Parish, LA, East Ouachita Parish School District, GO UT Refunding Bonds, 4.00% (MBIA Insurance Corp. INS)/(Original Issue Yield: 4.06%), 3/1/2015	AAA	718,867
535,000	Ouachita Parish, LA, East Ouachita Parish School District, GO UT Refunding Bonds, 4.00% (MBIA Insurance Corp. INS)/ (Original Issue Yield: 4.15%), 3/1/2016	AAA	542,827
95,000	Ouachita Parish, LA, East Ouachita Parish School District, GO UT, 3.50% (MBIA Insurance Corp. INS), 3/1/2010	AAA	95,967
2,500,000	Rapides Parish, LA, Industrial Development, Refunding Revenue Bonds, 5.875% (AMBAC INS)/(Original Issue Yield: 5.95%), 9/1/2029	AAA	2,771,300
1,000,000	Shreveport, LA, GO UT Public Improvement Bonds, 5.00% (FGIC INS), 3/1/2017	AAA	1,054,570
870,000	Shreveport, LA, GO UT (Series A), 4.00% (FGIC INS)/(Original Issue Yield: 4.03%) 11/1/2012	AAA	893,473
750,000	Shreveport, LA, Revenue Bonds (Series A), 5.375% (FSA INS), 1/1/2028	AAA	781,815
500,000	Shreveport, LA, Revenue Bonds (Series B), 5.375% (FSA INS), 1/1/2024	AAA	526,960
815,000	Shreveport, LA, Water & Sewer, (Series C), 4.00% (FGIC INS)/(Original Issue Yield: 3.80%), 6/1/2014	AAA	838,505
	(3) MUNICIPAL BONDS--continued
	Louisiana--continued
$ 1,000,000	St. Charles Parish, LA, Public Improvement, 3.50% (AMBAC INS), 12/1/2008	AAA	$ 1,011,870
1,000,000	St. Charles Parish, LA, Solid Waste Disposal Revenue Bonds, 7.00% (LA Power & Light Co.)/(AMBAC INS)/(Original Issue Yield: 7.04%), 12/1/2022	AAA	1,001,050
500,000	St. Tammany Parish, LA, Wide School District No. 12, GO UT Bonds, 5.375% (FSA INS), 3/1/2013	AAA	506,510

	Total		63,313,406

	Missouri--2.3%
1,840,000	Wentzville, MO, School District No. R 04, GO UT (Series PG-A), 4.00% (XL Capital Assurance Inc. INS), 3/1/2020	Aaa	1,843,294

	North Carolina--2.9%
2,250,000	Johnston County, NC, GO UT, 4.00% (FGIC INS), 2/1/2021	AAA	2,261,363

	TOTAL MUNICIPAL BONDS		70,055,536

	SHORT-TERM MUNICIPALS--5.7%
	North Carolina--2.5%
2,000,000	North Carolina Medical Care Commission, (Series 1992B), 2.48% Weekly VRDNs (Wachovia Bank LOC) (North Carolina Baptist), 12/1/6/1/2022	AA-	2,000,000

Principal Amount or Shares		Credit Rating(2)	Value

	Pennsylvania--3.2%
$ 2,500,000	Delaware County, PA, IDA, Refunding Revenue Bonds, 2.31% Daily VRDNs, 12/1/2015	AAA	$ 2,500,000

	TOTAL SHORT-TERM MUNICIPALS		4,500,000

	TOTAL MUNICIPAL INVESTMENTS (identified cost $71,801,688)		74,555,536

	MUTUAL FUND--6.6%
5,162,094	(4) Tax-Free Obligations Fund, IS Shares (at net asset value)	AAA	5,162,094

	TOTAL INVESTMENTS--101.4% (identified cost $76,963,782)		79,717,630

	OTHER ASSETS AND LIABILITIES--NET--(1.4)%		(1,077,720)

	TOTAL NET ASSETS--100%		$ 78,639,910

MID CAP EQUITY FUND

At August 31, 2005, the Fund’s portfolio composition(1) was as follows:

EQUITIES	Percentage of Total Investments(2)

Finance	17.4%

Electronic Technology	8.0%

Utilities	7.7%

Commercial Services	7.2%

Retail Trade	7.2%

Health Technology	6.3%

Health Services	5.6%

Consumer Durables	5.4%

Consumer Non-Durables	4.9%

Non-Energy Minerals	4.6%

Producer Manufacturing	4.5%

Energy Minerals	3.5%

Transportation	3.5%

Industrial Services	3.2%

Process Industries	2.7%

Technology Services	2.3%

Consumer Services	1.8%

Distribution Services	1.3%

Communications	0.4%

TOTAL EQUITIES PORTFOLIO VALUE	97.5%

Cash Equivalents(3)	2.5%

TOTAL PORTFOLIO VALUE	100.0%

(1) Except for Cash Equivalents, sector classifications are based upon, and individual portfolio securities are assigned to, the classifications of the Global Industry Classification Standard (GICS) except that the adviser assigns a classification to securities not classified by the GICS and to securities for which the adviser does not have access to the classification made by the GICS.

(2) Percentages are based on total investments, which may differ from the Fund’s total net assets used in computing the percentages in the Portfolio of Investments which follows.

(3) Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.

MID CAP EQUITY FUND

Shares		Value

	COMMON STOCKS--99.3%
	Commercial Services--7.3%
27,700	Banta Corp.	$ 1,355,915
48,100	Brinks Co. (The)	1,932,658
73,100	(1) Copart, Inc.	1,804,839
14,390	(1) Dun & Bradstreet Corp.	916,211
42,100	Ikon Office Solutions, Inc.	424,789
58,900	(1) Interactive Data Corp.	1,348,221
46,200	SEI Investments, Co.	1,670,592

	Total	9,453,225

	Communications--0.4%
6,180	CenturyTel, Inc.	221,862
7,920	Telephone and Data System, Inc.	323,532

	Total	545,394

	Consumer Durables--5.4%
112,133	(1) Activision, Inc.	2,506,173
12,000	Centex Corp.	813,000
22,333	D. R. Horton, Inc.	824,534
12,380	Lennar Corp., Class A	768,798
37,600	Polaris Industries, Inc., Class A	1,980,768

	Total	6,893,273

	Consumer Non-Durables--5.0%
36,100	American Greetings Corp., Class A	916,579
23,950	Blyth Industries, Inc.	595,157
32,200	(1) Coach, Inc.	1,068,718
32,200	(1) Constellation Brands, Inc., Class A	886,144
30,900	Hormel Foods Corp.	985,401
62,300	PepsiAmericas, Inc.	1,571,206
19,860	Tyson Foods, Inc., Class A	353,111

	Total	6,376,316

	Consumer Services--1.9%
4,100	Choice Hotels International, Inc.	251,699
39,980	Gtech Holdings Corp.	1,142,628
22,960	(1) Pixar, Inc.	1,007,944

	Total	2,402,271

	Distribution Services--1.4%
17,260	(1) Avnet, Inc.	432,363
6,480	CDW Corp.	382,838
53,700	(1) Ingram Micro, Inc., Class A	940,287

	Total	1,755,488

	Electronic Technology--8.2%
16,900	(1) Altera Corp.	$ 369,603
78,800	(1) Cree, Inc.	2,020,432
20,000	(1) F5 Networks, Inc.	825,800
27,060	Harris Corp.	1,044,787
20,000	Imation Corp.	842,200
33,660	(1) Jabil Circuit, Inc.	990,950
33,180	(1) MEMC Electronic Materials	559,415
20,280	Microchip Technology, Inc.	631,114
22,900	Plantronics, Inc.	746,540
7,600	Precision Castparts Corp.	734,768
9,800	(1) Sequa Corp., Class A	671,300
28,690	(1) Storage Technology Corp.	1,060,095

	Total	10,497,004

	Energy Minerals--3.6%
41,000	(1) Newfield Exploration Co.	1,936,020
25,000	Valero Energy Corp.	2,662,500

	Total	4,598,520

	Finance--17.7%
15,400	AmerUs Group Co.	851,928
58,400	American Capital Strategies Ltd.	2,203,432
18,123	Amsouth Bancorporation	476,997
48,300	Astoria Financial Corp.	1,349,019
32,200	Bank of Hawaii Corp.	1,634,150
20,000	CBL & Associates Properties, Inc.	848,400
9,080	City National Corp.	654,123
13,910	Downey Financial Corp.	881,616
15,400	Edwards(AG), Inc.	696,234
9,750	Everest Re Group Ltd.	902,753
28,998	Fidelity National Financial, Inc.	1,134,402
35,500	First American Financial Corp.	1,477,155
151,500	HRPT Properties Trust	1,939,200
43,000	Hospitality Properties Trust	1,864,480
41,100	IndyMac Bancorp, Inc.	1,637,013
23,700	Ohio Casualty Corp.	598,662
23,380	PMI Group, Inc.	945,955
18,930	Radian Group, Inc.	968,837
5,100	Reinsurance Group of America	218,841
24,000	Ryder Systems, Inc.	842,160
19,500	TCF Financial Corp.	552,045

	Total	22,677,402

	COMMON STOCKS--continued
	Health Services--5.7%
56,900	(1) Humana, Inc.	$ 2,740,304
21,600	(1) PacifiCare Health Systems, Inc.	1,628,208
15,600	(1) Triad Hospitals, Inc.	750,984
10,040	Universal Health Services, Inc., Class B	513,144
24,000	(1) WellChoice, Inc.	1,706,400

	Total	7,339,040

	Health Technology--6.5%
31,800	Applera Corp.	683,700
8,200	(1) Barr Laboratories, Inc.	374,002
16,100	(1) Charles River Laboratories International, Inc.	818,202
9,860	Hillenbrand Industries, Inc.	490,732
10,000	(1) Intuitive Surgical, Inc.	744,000
19,200	(1) Invitrogen Corp.	1,626,816
19,720	Mylan Laboratories, Inc.	362,651
48,100	Perrigo Co.	689,273
25,000	(1) Respironics, Inc.	979,000
9,300	(1) Techne Corp.	529,821
25,300	(1) Varian Medical Systems, Inc.	1,007,446

	Total	8,305,643

	Industrial Services--3.2%
18,050	BJ Services Co.	1,138,594
10,410	Granite Construction, Inc.	388,085
24,230	Helmerich & Payne, Inc.	1,439,747
18,231	(1) National-Oilwell, Inc.	1,170,613

	Total	4,137,039

	Non-Energy Minerals--4.6%
23,100	Florida Rock Industries, Inc.	1,307,460
27,600	Lafarge North America, Inc.	1,903,020
58,000	Louisiana-Pacific Corp.	1,466,820
22,800	Nucor Corp.	1,287,744

	Total	5,965,044

	Process Industries--2.8%
15,600	Cabot Corp.	514,800
42,000	Lubrizol Corp.	1,736,700
20,500	Monsanto Co.	1,308,720

	Total	3,560,220

	Producer Manufacturing--4.6%
31,960	AMETEK, Inc.	$ 1,287,668
21,400	Cummins, Inc.	1,850,458
9,270	(1) Energizer Holdings, Inc.	601,623
9,800	HNI Corp.	564,970
9,860	Johnson Controls, Inc.	591,403
33,000	(1) TRW Automotive Holdings Corp.	968,550

	Total	5,864,672

	Retail Trade--7.3%
33,410	Abercrombie & Fitch Co., Class A	1,857,930
65,000	(1) Cabela’s, Inc., Class A	1,324,700
61,600	Circuit City Stores, Inc.	1,040,424
72,100	Claire’s Stores, Inc.	1,692,908
40,600	(1) Mens Wearhouse, Inc.	1,237,488
32,200	(1) Pacific Sunwear of California	768,936
42,390	Ross Stores, Inc.	1,054,663
17,670	Ruddick Corp.	412,948

	Total	9,389,997

	Technology Services--2.3%
10,040	(1) Affiliated Computer Services, Inc., Class A	521,578
19,900	(1) Autodesk, Inc.	859,680
20,000	Fair Isaac & Co., Inc.	817,400
18,160	Intuit, Inc.	832,454

	Total	3,031,112

	Transportation--3.6%
9,080	CNF Transportation, Inc.	458,268
59,200	OMI Corp.	1,132,496
15,400	Overseas Shipholding Group, Inc.	941,710
47,300	Tidewater, Inc.	2,106,742

	Total	4,639,216

	Utilities--7.8%
49,300	Energen Corp.	1,889,176
14,600	Equitable Resources, Inc.	1,100,840
56,900	MDU Resources Group, Inc.	1,831,042
51,400	National Fuel Gas Co.	1,547,654
19,575	PNM Resources, Inc.	579,029
25,080	Questar Corp.	1,956,742
40,000	UGI Corp.	1,106,000

	Total	10,010,483

	TOTAL COMMON STOCKS (identified cost $96,888,549)	127,441,359

	MUTUAL FUND--2.5%
3,240,000	Fidelity Institutional Cash Treasury Money Market Fund (at net asset value)	$ 3,240,000

	TOTAL INVESTMENTS--101.8% (identified cost $100,128,549)	130,681,359

	OTHER ASSETS AND LIABILITIES--NET--(1.8)%	(2,332,207)

	TOTAL NET ASSETS--100%	$ 128,349,152

Portfolio of Investment Summary Tables

TOTAL RETURN BOND FUND

At August 31, 2005, the Fund’s portfolio composition(1) was as follows:

Percentage of Total Investments(2)

Mortgage Backed Securities(3)	28.9%

Corporate Bonds	28.4%

Government Agencies	25.1%

U.S. Treasury and Agency Securities(4)	13.7%

Municipals	3.6%

Cash Equivalents(5)	0.3%

TOTAL	100.0%

At August 31, 2005, the Fund’s credit quality ratings composition(6) was as follows:

S&P Long-Term Ratings as Percentage of Total Investments(2)		Moody’s Long-Term Ratings as Percentage of Total Investments(2)

AAA	69.1%	AAA	37.0%

AA	2.7%	Aaa	33.0%

A	12.5%	Aa	5.9%

BBB	10.5%	A	11.3%

BB+	2.7%	Baa	11.2%

Not Rated by S&P(7)	2.2%	Not Rated by Moody’s(7)	1.3%

Cash Equivalents(5)	0.3%	Cash Equivalents(5)	0.3%

TOTAL	100.0%	TOTAL	100.0%

(1) See the Fund’s Prospectus and Statement of Additional Information for a description of these security types.

(2) Percentages are based on total investments, which may differ from the Fund’s total net assets used in computing the percentages in the Portfolio of Investments which follows.

(3) For purposes of this table, mortgage backed securities includes mortgage backed securities guaranteed by Government Sponsored Entities (GSEs) and adjustable rate mortgage backed securities.

(4) For purposes of this table, U.S. Treasury and Agency Securities does not include mortgage backed securities guaranteed by GSEs.

(5) Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.

(6) These tables depict the long-term credit quality ratings assigned to the Fund’s portfolio holdings by Standard & Poor’s (S&P) and Moody’s Investors Service (Moody’s), each of which is a Nationally Recognized Statistical Ratings Organization (NRSRO). These credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “A-” have been included in the “A” rated category.

Rated securities include a security with an obligor and/or credit enhancer that has received a rating from an NRSRO with respect to a class of debt obligations that is comparable in priority and security with the security held by the Fund. Credit quality ratings are an assessment of the risk that a security will default in payment and do not address other risks presented by the security. Please see the descriptions of credit quality ratings in the Fund’s Statement of Additional Information.

(7) Holdings that are rated only by a different NRSRO than the one identified have been included in this category. Of the portfolio’s total investments, all securities have received a rating by an NRSRO.

TOTAL RETURN BOND FUND

Principal Amount		Value

	CORPORATE BONDS--29.8%
	Communications--4.1%
$ 2,000,000	Verizon Communications, Sr. Note, 6.50%, 9/15/2011	$ 2,180,300

	Consumer Durables--6.9%
2,000,000	DaimlerChrysler North America Holding Corp., 6.50%, 11/15/2013	2,154,700
1,500,000	Ford Motor Co., Note, 7.25%, 10/1/2008	1,492,500

	Total	3,647,200

	Energy Minerals--2.1%
1,000,000	ConocoPhillips, Company Guarantee, 5.90%, 10/15/2032	1,133,400

	Finance--14.7%
2,000,000	Boston Properties LP, Sr. Note, 6.25%, 1/15/2013	2,169,880
1,000,000	Goldman Sachs Group, Inc., 6.125%, 2/15/2033	1,093,320
1,500,000	International Lease Finance Corp., Sr. Note, 5.00%, 4/15/2010	1,524,255
1,500,000	MBNA America Bank, N.A., Bank Note, 5.375%, 1/15/2008	1,537,485
1,500,000	Washington Mutual Bank FA, 5.125%, 1/15/2015	1,531,665

	Total	7,856,605

	Health Technology--2.0%
1,000,000	Wyeth, Unsecd. Note, 5.50%, 2/1/2014	1,051,980

	TOTAL CORPORATE BONDS (identified cost $15,496,805)	15,869,485

	GOVERNMENT AGENCIES--26.4%
	Federal Home Loan Bank System--4.3%
550,000	7.01%, 6/14/2006	562,683
750,000	Bond, 3.57%, 2/15/2007	743,977
1,000,000	Bond, Series 1, 3.60%, 2/22/2007	992,270

	Total	2,298,930

	Federal Home Loan Mortgage Corporation--1.9%
1,000,000	Unsecd. Note, Series MTN, 4.30%, 12/28/2009	991,410

	Federal National Mortgage Association--20.2%
$ 800,000	Bond, 6.625%, 11/15/2030	$ 1,037,440
3,100,000	(5) Discount Note, 3.360%, 9/14/2005	3,096,239
1,000,000	Note, 4.00%, 8/8/2008	993,950
2,000,000	Note, 5.625%, 4/6/2015	2,009,180
1,500,000	Note, 6.00%, 12/15/2005	1,509,765
1,000,000	Unsecd. Note, 3.60%, 12/21/2007	987,860
1,000,000	Unsecd. Note, 7.125%, 6/15/2010	1,128,020

	Total	10,762,454

	TOTAL GOVERNMENT AGENCIES (identified cost $13,771,508)	14,052,794

	MORTGAGE BACKED SECURITIES--30.3%
	(6) Federal Home Loan Mortgage Corporation 15 Year--4.1%
717,556	Pool E98632, 5.00%, 8/1/2018	723,519
1,478,530	Pool G11536, 4.50%, 4/1/2014	1,476,489

	Total	2,200,008

	(6) Federal Home Loan Mortgage Corporation 30 Year--2.8%
1,478,629	Pool G08003, 6.00%, 7/1/2034	1,513,095

	(6) Federal National Mortgage Association 20 Year--1.7%
855,891	Pool 254739, 6.00%, 4/1/2023	880,660

	(6) Federal National Mortgage Association 30 Year--16.0%
2,284	Pool 76204, 11.00%, 6/1/2019	2,486
2,500,000	Pool 817423, 5.50%, 8/1/2035	2,525,775
1,000,000	Pool 830762, 5.00%, 8/1/2035	993,120
1,000,000	Pool 830766, 5.00%, 8/1/2035	993,120
1,000,000	Pool 832443, 5.00%, 9/1/2035	993,120
3,013	Pool 85131, 11.00%, 5/1/2017	3,310
1,500,000	Pool TBA, 5.00%, 9/1/2034	1,488,750
1,500,000	Pool TBA, 5.50%, 9/1/2035	1,514,535

	Total	8,514,216

	(6) Government National Mortgage Association 15 Year--0.2%
90,734	Pool 420153, 7.00%, 9/15/2010	94,628

	MORTGAGE BACKED SECURITIES--continued
	(6) Government National Mortgage Association 30 Year--5.5%
$ 15,260	Pool 147875, 10.00%, 3/15/2016	$ 16,793
27,134	Pool 168511, 8.00%, 7/15/2016	28,951
2,364	Pool 174673, 8.00%, 8/15/2016	2,516
8,998	Pool 177145, 8.00%, 1/15/2017	9,629
320	Pool 188080, 8.00%, 9/15/2018	343
6,469	Pool 212660, 8.00%, 4/15/2017	6,884
22,706	Pool 216950, 8.00%, 6/15/2017	24,297
3,986	Pool 217533, 8.00%, 5/15/2017	4,215
3,194	Pool 227430, 9.00%, 8/15/2019	3,489
2,504	Pool 253449, 10.00%, 10/15/2018	2,768
6,933	Pool 279619, 10.00%, 9/15/2019	7,677
5,945	Pool 287853, 9.00%, 4/15/2020	6,506
3,622	Pool 288967, 9.00%, 4/15/2020	3,968
1,891	Pool 289082, 9.00%, 4/15/2020	2,018
7,789	Pool 291100, 9.00%, 5/15/2020	8,524
22,426	Pool 302101, 7.00%, 6/15/2024	23,665
41,925	Pool 345031, 7.00%, 10/15/2023	44,267
43,069	Pool 345090, 7.00%, 11/15/2023	45,436
25,725	Pool 360772, 7.00%, 2/15/2024	27,163
12,376	Pool 404653, 7.00%, 9/15/2025	13,048
35,690	Pool 408884, 7.00%, 9/15/2025	37,640
26,122	Pool 410108, 7.00%, 9/15/2025	27,541
16,517	Pool 410786, 7.00%, 9/15/2025	17,414
94,463	Pool 415427, 7.50%, 8/15/2025	100,745
22,468	Pool 415865, 7.00%, 9/15/2025	23,688
92,644	Pool 418781, 7.00%, 9/15/2025	97,705
61,314	Pool 420157, 7.00%, 10/15/2025	64,702
280,945	Pool 532641, 7.00%, 12/15/2030	295,414
1,646,094	Pool 615486, 5.50%, 7/15/2034	1,678,802
304,757	Pool 780717, 7.00%, 2/15/2028	321,689

	Total	2,947,497

	TOTAL MORTGAGE BACKED SECURITIES (identified cost $16,072,639)	16,150,104

Principal Amount or Shares		Value

	MUNICIPAL BONDS--3.7%
$ 1,175,000	Liberal, KS, GO UT (Series 2), 6.50% Bonds (FSA INS), 12/1/2010	$ 1,253,079
360,000	Vail, CO Sales Tax Revenue, Refunding Revenue Bonds, 6.00% Bonds (MBIA Insurance Corp. INS), 12/1/2006	368,114
350,000	Vail, CO Sales Tax Revenue, Refunding Revenue Bonds, 6.05% Bonds (MBIA Insurance Corp. INS), 12/1/2007	364,049

	TOTAL MUNICIPAL BONDS (identified cost $1,885,000)	1,985,242

	U.S. TREASURY--14.4%
	U.S. Treasury Bonds--9.5%
1,500,000	8.50%, 2/15/2020	2,185,080
2,000,000	8.875%, 8/15/2017	2,881,560

	Total	5,066,640

	U.S. Treasury Notes--4.9%
950,000	3.375%, 10/15/2009	933,223
1,650,000	4.25%, 11/15/2013	1,679,386

	Total	2,612,609

	TOTAL U.S. TREASURY (identified cost $7,545,773)	7,679,249

	MUTUAL FUND--0.3%
172,000	Fidelity Institutional Cash Treasury Money Market Fund (at net asset value)	172,000

	TOTAL INVESTMENTS--104.9% (identified cost $54,943,725)	55,908,874

	OTHER ASSETS AND LIABILITIES--NET--(4.9)%	(2,589,724)

	TOTAL NET ASSETS--100%	$ 53,319,150

U.S. GOVERNMENT INCOME FUND

At August 31, 2005, the Fund’s portfolio composition(1) was as follows:

Percentage of Total Investments(2)

U.S. Government Agency Mortgage Backed Securities	86.5%

U.S. Government Agency Securities	9.0%

Cash Equivalents(3)	4.5%

TOTAL	100.0%

(1) See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

(2) Percentages are based on total investments, which may differ from the Fund’s total net assets used in computing the percentages in the Portfolio of Investments which follows.

(3) Cash Equivalents includes any investments in money market mutual funds and/or overnight repurchase agreements.

U.S. GOVERNMENT INCOME FUND

Principal Amount		Value

	LONG-TERM OBLIGATIONS--104.8%
	GOVERNMENT AGENCIES--9.9%
	Federal Home Loan Bank System--9.9%
$ 5,100,000	3.400%, 9/14/2005	$ 5,093,738
2,000,000	3.380%, 9/19/2005	1,996,620

	TOTAL GOVERNMENT AGENCIES	7,090,358

	MORTGAGE BACKED SECURITIES--94.9%
	(6) Federal Home Loan Mortgage Corporation 15 Year--4.1%
2,957,059	4.500%, 4/1/2014	2,952,978

	(6) Federal Home Loan Mortgage Corporation 30 Year--5.4%
2,875,732	5.500%, 1/1/2035	2,907,192
67,998	6.000%, 11/1/2006	68,598
739,314	6.000%, 7/1/2034	756,548
91,321	8.750%, 2/1/2017	98,287
3,985	9.000%, 6/1/2016	4,306
113	9.000%, 9/1/2016	122
589	9.000%, 10/1/2016	637
5,701	9.000%, 1/1/2017	6,160
31,082	10.000%, 5/1/2014	33,766
14,532	10.000%, 6/1/2018	15,905

	Total	3,891,521

	(6) Federal National Mortgage Association 15 Year--19.2%
2,000,000	TBA , 4.000%, 15 Year, September	1,948,120
36,549	4.500%, 6/1/2020	36,255
298,876	4.500%, 6/1/2020	296,467
505,135	4.500%, 6/1/2020	501,063
414,874	4.500%, 7/1/2020	411,530
1,124,684	4.500%, 7/1/2020	1,115,619
607,906	4.500%, 7/1/2020	603,006
124,542	5.000%, 6/1/2018	125,577
706,205	5.000%, 12/1/2018	711,635
99,666	5.000%, 1/1/2019	100,432
191,313	5.500%, 1/1/2019	195,593
785,031	5.000%, 4/1/2019	791,068
137,838	5.000%, 7/1/2019	138,898
111,908	5.000%, 11/1/2019	112,769
140,027	5.000%, 4/1/2020	141,059
$ 80,782	5.000%, 5/1/2020	$ 81,378
734,877	5.000%, 5/1/2020	740,293
1,972,624	5.000%, 6/1/2020	1,987,163
212,764	5.500%, 10/1/2016	217,592
190,089	5.500%, 2/1/2017	194,402
2,092,585	5.500%, 10/1/2017	2,139,396
238,187	5.500%, 10/1/2017	243,516
140,372	5.500%, 12/1/2017	143,512
158,327	5.500%, 3/1/2018	161,869
281,253	5.500%, 5/1/2018	287,457
281,915	5.500%, 9/1/2019	288,046
45,750	7.000%, 8/1/2012	47,827

	Total	13,761,542

	Federal National Mortgage Association 20 Year--1.2%
855,891	(6) 6.000%, 4/1/2023	880,660

	(6) Federal National Mortgage Association 30 Year--54.0%
1,500,000	TBA , 4.500%, 30 Year, September	1,454,070
1,500,000	TBA , 6.000%, 30 Year, September	1,534,215
2,000,000	TBA , 6.500%, 30 Year, September	2,065,620
152,849	5.000%, 4/1/2009	154,721
821,490	5.000%, 3/1/2034	816,101
1,158,361	5.000%, 5/1/2035	1,150,391
1,162,926	5.000%, 6/1/2035	1,154,925
113,517	5.000%, 6/1/2035	112,736
821,259	5.000%, 7/1/2035	815,609
5,493,702	5.000%, 7/1/2035	5,455,906
885,345	5.000%, 7/1/2035	879,254
2,500,000	5.000%, 8/1/2035	2,482,800
2,838,547	5.500%, 6/1/2033	2,868,692
5,143,224	5.500%, 6/1/2033	5,197,845
1,259,523	5.500%, 10/1/2034	1,272,508
1,533,127	5.500%, 12/1/2034	1,548,934
1,426,740	5.500%, 2/1/2035	1,441,449
1,460,312	5.500%, 5/1/2035	1,475,368
797,730	5.500%, 6/1/2035	805,955
983,869	5.500%, 6/1/2035	994,013
1,997,753	6.000%, 12/1/2033	2,044,321
2,500,248	6.000%, 4/1/2035	2,558,529
60,561	6.500%, 1/1/2008	61,952
	LONG-TERM OBLIGATIONS--continued
	MORTGAGE BACKED SECURITIES--continued
	(6) Federal National Mortgage Association 30 Year--continued
$ 145,741	7.000%, 12/1/2031	$ 152,683
187,510	7.500%, 7/1/2031	198,808
16,442	9.500%, 8/1/2020	18,078

	Total	38,715,483

	(6) Government National Mortgage Association 15 Year--1.8%
488,380	6.000%, 3/20/2017	506,342
76,013	6.500%, 2/15/2017	79,165
606,905	7.000%, 12/15/2008	628,553
5,684	7.000%, 11/15/2009	5,928
39,128	7.000%, 9/15/2010	40,807

	Total	1,260,795

	(6) Government National Mortgage Association 30 Year--9.2%
935,952	5.000%, 7/15/2035	940,922
179,151	5.000%, 7/15/2035	179,767
383,083	5.000%, 7/15/2035	384,401
1,646,094	5.500%, 7/15/2034	1,678,802
500,000	6.000%, 5/15/2033	515,810
46,358	6.000%, 8/15/2034	47,780
800,302	6.000%, 8/15/2034	824,863
153,440	6.000%, 2/15/2035	158,149
113,936	6.500%, 4/15/2029	119,141
263,338	7.000%, 9/15/2023	277,888
230,780	7.000%, 6/20/2030	242,017
104,213	7.000%, 2/15/2032	109,548
139,595	7.000%, 3/15/2032	146,741
52,903	7.500%, 10/15/2022	56,520
66,558	7.500%, 3/15/2026	70,984
94,990	7.500%, 9/15/2026	101,307
54,581	7.500%, 11/20/2029	57,955
69,926	7.500%, 12/20/2029	74,248
50,526	7.500%, 12/20/2030	53,649
76,521	8.000%, 1/15/2022	82,459
75,672	8.000%, 4/15/2022	81,449
63,457	8.000%, 8/15/2022	68,302
19,697	8.000%, 11/15/2022	21,170
Principal Amount or Shares		Value

$ 59,104	8.000%, 10/15/2029	$ 63,357
37,117	8.000%, 1/20/2030	39,650
40,922	8.000%, 2/20/2030	43,713
52,627	8.000%, 3/20/2030	56,218
14,552	8.500%, 2/20/2025	15,663
23,555	9.000%, 2/15/2020	25,733
19,198	9.500%, 6/15/2020	21,193

	Total	6,559,399

	TOTAL MORTGAGE BACKED SECURITIES	68,022,378

	TOTAL LONG-TERM OBLIGATIONS (identified cost $75,265,686)	75,112,736

	MUTUAL FUND--4.9%
3,525,000	Fidelity Institutional Cash Treasury Money Market Fund (at net asset value)	3,525,000

	TOTAL INVESTMENTS--109.7% (identified cost $78,790,686)	78,637,736

	OTHER ASSETS AND LIABILITIES--NET--(9.7)%	(6,942,697)

	TOTAL NET ASSETS--100%	$ 71,695,039

CASH RESERVE FUND

At August 31, 2005, the Fund’s portfolio composition(1) was as follows:

Percentage of Total Investments(2)

Commercial Paper	44.1%

U.S. Government Agency Securities	37.8%

Repurchase Agreement	16.2%

Other Securities(3)	1.9%

TOTAL	100.0%

(1) See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

(2) Percentages are based on total investments, which may differ from the Fund’s total net assets used in computing the percentages in the Portfolio of Investments which follows.

(3) Other Securities includes any investments in money market mutual funds.

CASH RESERVE FUND

Principal Amount		Value
	(7) COMMERCIAL PAPER--44.1%
	Agricultural Operations--3.7%
$ 5,000,000	Cargill, Inc., 3.480%, 9/16/2005	$ 4,992,750

	Consumer Durables--3.7%
5,000,000	Toyota Motor Credit Corp., 3.470%, 9/8/2005	4,996,626

	Finance--27.8%
5,000,000	American General Investment Corp., (American General Corp. GTD), 3.390%, 9/9/2005	4,996,233
1,500,000	(8)(9) Beta Finance, Inc., 3.500%, 9/12/2005	1,498,396
5,000,000	CRC Funding LLC, 3.510%, 9/27/2005	4,987,325
2,500,000	General Electric Capital Corp., 3.480% - 3.490%, 9/7/2005 - 9/19/2005	2,497,385
5,000,000	GOVCO, Inc., 3.390%, 9/13/2005	4,994,350
5,000,000	HSBC Finance Corp., 3.360% - 3.500%, 9/6/2005 - 9/14/2005	4,996,072
4,000,000	Jupiter Securitization Corp., 3.560%, 9/27/2005	3,989,716
5,500,000	Prudential Funding Corp., 3.550%, 9/30/2005	5,484,272
4,000,000	USAA Capital Corp., 3.500%, 9/2/2005	3,999,611

	Total	37,443,360

	Process Industries--4.4%
6,000,000	Du Pont (E.I.) de Nemours & Co., 3.470%, 9/16/2005	5,991,325

	Retail Trade--4.5%
6,000,000	Seven Eleven, Inc., 3.500%, 9/1/2005	6,000,000

	TOTAL COMMERCIAL PAPER	59,424,061

	(5) GOVERNMENT AGENCIES--37.8%
	Finance--37.8%
10,000,000	Federal Home Loan Bank System, 3.400%, 9/7/2005	9,994,333
4,000,000	Federal Home Loan Bank System, 3.405%, 9/16/2005	3,994,325
6,000,000	Federal Home Loan Bank System, 3.410%, 9/30/2005	5,983,518

Principal Amount or Shares		Value

$ 2,500,000	Federal Home Loan Bank System, 3.480%, 10/7/2005	$ 2,491,300
5,000,000	Federal Home Loan Mortgage Corp., 3.430%, 9/20/2005	4,990,949
5,000,000	Federal National Mortgage Association, 3.110%, 9/21/2005	4,991,361
5,000,000	Federal National Mortgage Association, 3.430%, 9/14/2005	4,993,807
3,500,000	Federal National Mortgage Association, 3.490%, 10/5/2005	3,488,464
10,000,000	Federal National Mortgage Association, 4.000%, 8/8/2006	10,000,000

	TOTAL GOVERNMENT AGENCIES	50,928,057

	MUTUAL FUND--1.9%
2,502,000	Fidelity Institutional Cash Treasury Money Market Fund	2,502,000

	REPURCHASE AGREEMENT--16.2%
$ 21,882,000	Interest in $21,882,000 repurchase agreement 3.48%, dated 8/31/2005 under which Morgan Stanley & Co., Inc. will repurchase a U.S. Treasury security with a maturity of 8/15/2026 for $21,884,115 on 9/1/2005. The market value of the underlying security at the end of the period was $22,324,177.	21,882,000

	TOTAL INVESTMENTS--100.0% (at amortized cost)	134,736,118

	OTHER ASSETS AND LIABILITIES--NET--0.0%	7,001

	TOTAL NET ASSETS--100%	$ 134,743,119

U.S. TREASURY MONEY MARKET FUND

At August 31, 2005, the Fund’s portfolio composition(1) was as follows:

Percentage of Total Investments(2)

U.S. Treasury Securities	77.7%

Repurchase Agreements	18.8%

Other Securities(3)	3.5%

TOTAL	100.0%

(1) See the Fund’s Prospectus for a description of the principal types of securities in which the Fund invests.

(2) Percentages are based on total investments, which may differ from the Fund’s total net assets used in computing the percentages in the Portfolio of Investments which follows.

(3) Other Securities includes any investments in money market mutual funds.

U.S. TREASURY MONEY MARKET FUND

Principal Amount or Shares		Value

	(5)U.S. TREASURY--77.9%
	U.S. Treasury Bills--77.9%
$ 12,000,000	2.843% - 2.890%, 9/1/2005	$ 12,000,000
5,000,000	2.895%, 9/8/2005	4,997,185
12,000,000	2.961% - 3.060%, 10/6/2005	11,964,396
9,500,000	3.010% - 3.308%, 9/22/2005	9,482,536
18,500,000	3.090% - 3.235%, 9/15/2005	18,477,040
31,000,000	3.155%, 10/13/2005	30,885,894
9,500,000	3.265% - 3.355%, 9/29/2005	9,475,560
10,000,000	3.270%, 10/27/2005	9,949,133
8,000,000	3.334%, 10/20/2005	7,963,697
14,500,000	3.363% - 3.420%, 11/10/2005	14,404,462
15,000,000	3.365% - 3.400%, 11/3/2005	14,911,437
9,500,000	3.395%, 11/17/2005	9,431,016
5,000,000	3.530%, 1/5/2006	4,938,225

	TOTAL U.S. TREASURY	158,880,581

	MUTUAL FUND--3.5%
7,166,000	Fidelity Institutional Cash Treasury Money Market Fund	7,166,000

Principal Amount		Value

	REPURCHASE AGREEMENTS--18.8%
$ 21,839,000

Interest in $21,839,000 repurchase agreement 3.48%, dated 8/31/2005 under which Morgan Stanley & Co., Inc. will repurchase a U.S. Treasury security with a maturity of 8/15/2021 for $21,841,111 on 9/1/2005. The market value of the underlying security at the end of the period was $22,277,041.

		$ 21,839,000
16,500,000	Interest in $16,500,000 repurchase agreement 3.45%, dated 8/31/2005 under which Merrill Lynch Securities will repurchase a U.S. Treasury security with a maturity of 2/15/2007 for $16,501,581 on 9/1/2005. The market value of the underlying security at the end of the period was $16,829,967.	16,500,000

	TOTAL REPURCHASE AGREEMENTS	38,339,000

	TOTAL INVESTMENTS--100.2% (at amortized cost)	204,385,581

	OTHER ASSETS AND LIABILITIES--NET--(0.2)%	(359,043)

	TOTAL NET ASSETS--100%	$ 204,026,538

Notes to Portfolios of Investments

Hibernia Funds

August 31, 2005

(1)	Non-income producing.
(2)	Current credit ratings are unaudited.
(3)

Securities that are subject to the federal alternative minimum tax (AMT) represent 5.2% of the Hibernia Louisiana Municipal Income Fund’s portfolio calculated based upon total portfolio market value (percentage is unaudited).

(4)	Represents an investment involving a related party to the Fund. Certain of the Officers of the Hibernia Funds are also Officers of this security.
(5)	These issues show the rate of discount at time of purchase.
(6)	Because of monthly principal payments, the average lives of certain government securities are less than the indicated periods.
(7)	Rate shown represents yield to maturity.
(8)

Denotes a restricted security, including securities purchased under Rule 144A of the Securities Act of 1933. These securities unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. At August 31, 2005, this security amounted to $1,489,396 which represents 1.1% of total net assets.

(9)

Denotes a restricted security including securities purchased under Rule 144A that have been deemed liquid by criteria approved by the Fund’s Board of Trustees. At August 31, 2005, this security amounted to $1,489,396 which represents 1.1% of total net assets.

The following abbreviations are used in these portfolios:

AMBAC	--American Municipal Bond Assurance Corporation
COL	--Collateralized
FGIC	--Financial Guaranty Insurance Company
FHA	--Federal Housing Administration
FHLMC	--Federal Home Loan Mortgage Corporation
FNMA	--Federal National Mortgage Association
FSA	--Financial Security Assurance
GNMA	--Government National Mortgage Association
GO	--General Obligation
GTD	--Guaranteed
HFA	--Housing Finance Authority
IDA	--Industrial Development Authority
IDB	--Industrial Development Bond
INS	--Insured
LT	--Limited Tax
MTN	--Medium Term Note
PFA	--Public Facility Authority
SFM	--Single Family Mortgage
TBA	--To be Announced
UT	--Unlimited Tax
VRDNs	--Variable Rate Demand Notes

Percentages listed on Hibernia Capital Appreciation Fund and Hibernia Mid Cap Equity Fund’s Portfolio of Investments beneath the heading “Common Stocks,” represent the percentage of the respective portfolio invested in the identified economic sectors.

	For Federal Tax Purposes
Hibernia Funds	Cost of Investments	Total Net Assets*

Capital Appreciation Fund	$ 168,943,194	$ 249,374,069
Louisiana Municipal Income Fund	76,953,056	78,639,910
Mid Cap Equity Fund	100,182,898	128,349,152
Total Return Bond Fund	54,976,660	53,319,150
U.S. Government Income Fund	78,790,686	71,695,039
Cash Reserve Fund	134,736,118	134,743,119
U.S. Treasury Money Market Fund	204,385,581	204,026,538

* The categories of investments are shown as a percentage of total net assets at August 31, 2005.

(See Notes which are an integral part of the Financial Statements)

Statements of Assets and Liabilities

Hibernia Funds
August 31, 2005

	Capital Appreciation Fund	Louisiana Municipal Income Fund	Mid Cap Equity Fund

Assets:
Investments in repurchase agreements	$--	$--	$--
Investments in securities	248,904,744	79,717,630(1)	130,681,359

Total investments in securities, at value	248,904,744	79,717,630	130,681,359
Cash	816	--	528
Income receivable	609,065	888,010	167,638
Receivable for shares sold	2,488	--	427

Total assets	249,517,113	80,605,640	130,849,952

Liabilities:
Payable for investments purchased	--	1,729,191	--
Payable for shares redeemed	55,770	15,150	2,435,658
Income distribution payable	--	171,273	--
Payable for transfer and dividend disbursing agent fees and expenses	21,618	14,840	20,858
Payable for Directors’/Trustees’ fees	--	--	--
Payable for portfolio accounting fees (Note 5)	5,459	10,193	10,717
Payable for distribution services fee (Note 5)	57,537	11,710	29,164
Payable for shareholder services fee (Note 5)	1,980	709	1,061
Accrued expenses	680	12,664	3,342

Total liabilities	143,044	1,965,730	2,500,800

Net Assets Consist of:
Paid in capital	152,165,516	73,648,361	92,939,969
Net unrealized appreciation (depreciation) of investments	79,961,550	2,753,848	30,552,810
Accumulated net realized gain (loss) on investments	17,182,513	2,184,947	4,676,930
Undistributed net investment income	64,490	52,754	179,443

Total Net Assets	$249,374,069	$78,639,910	$128,349,152

Net Assets:	$240,297,329(2)	$75,298,075(2)	$123,324,327(2)

	$9,076,740(3)	$3,341,835(3)	$5,024,825(3)

Shares Outstanding, No Par Value, Unlimited Shares Authorized:	12,376,679(2)	6,686,387(2)	6,966,973(2)

	492,770(3)	296,532(3)	299,937(3)

Total Shares Outstanding	12,869,449	6,982,919	7,266,910

Net Asset Value Per Share	$19.42(2)	$11.26(2)	$17.70(2)

	$18.42(3)	$11.27(3)	$16.75(3)

Offering Price Per Share*	$20.34(2)***	$11.61(2)****	$18.53(2)***

	$ 18.42(3)	$ 11.27(3)	$16.75(3)

Redemption Proceeds Per Share**	$19.42(2)	$11.26(2)	$17.70(2)

	$17.41(3)*****	$10.65(3)*****	$15.83(3)*****

Investments, at identified cost	$168,943,194	$76,963,782	$100,128,549

(1) Including $5,162,094 of investments in a related party.
(2) Represents Class A Shares.
(3) Represents Class B Shares.
* See “What Do Shares Cost” in the Prospectus.
** See “How to Redeem and Exchange Shares” in the Prospectus.
*** Computation of Offering Price: 100/95.50 of net asset value.
**** Computation of Offering Price: 100/97 of net asset value.
***** Computation of Redemption Proceeds: 94.50/100 of net asset value.

(See Notes which are an integral part of the Financial Statements)

Total Return Bond Fund	U.S. Government Income Fund	Cash Reserve Fund	U.S. Treasury Money Market Fund

$ --	$ --	$ 21,882,000	$ 38,339,000
55,908,874	78,637,736	112,854,118	166,046,581

55,908,874	78,637,736	134,736,118	204,385,581
458	732	143	773
507,817	294,627	60,423	18,695
305	69	176,436	4,781

56,417,454	78,933,164	134,973,120	204,409,830

2,986,117	7,027,163	--	--
7,000	15,000	--	--
51,080	165,985	181,173	335,271
9,184	7,608	18,740	22,189
--	175	531	1,118
7,612	5,057	9,254	10,808
11,600	9,030	11,062	--
--	--	82	--
25,711	8,107	9,159	13,906

3,098,304	7,238,125	230,001	383,292

54,315,123	72,022,310	134,792,133	204,025,186
965,149	(152,950)	--	--
(2,010,691)	(270,508)	(49,243)	(393)
49,569	96,187	229	1,745

$53,319,150	$71,695,039	$134,743,119	$204,026,538

$53,319,150	$71,695,039	$134,355,935(2)	$204,026,538

--	--	$387,184(3)	--

5,454,615	7,117,930	134,403,775(2)	204,025,195

--	--	388,358(3)	--

5,454,615	7,117,930	134,792,133	204,025,195

$9.78	$10.07	$1.00(2)	$1.00

$--	$--	$1.00(3)	$--

$ 10.08****	$ 10.38****	$ 1.00(2)	$ 1.00

$ --	$ --	$ 1.00(3)	$ --

$ 9.78	$ 10.07	$ 1.00(2)	$ 1.00

$ --	$ --	$ 0.95(3)*****	$ --

$54,943,725	$78,790,686	$134,736,118	$204,385,581

Statements of Operations

Hibernia Funds
August 31, 2005

	Capital Appreciation Fund	Louisiana Municipal Income Fund	Mid Cap Equity Fund

Investment Income:
Dividends	$4,959,293	$39,658(1)	$1,612,904
Interest	36,359	3,801,146	52,838

Total income	4,995,652	3,840,804	1,665,742

Expenses:
Investment adviser fee (Note 5)	1,907,666	364,493	798,134
Administrative personnel and services fee (Note 5)	300,250	95,629	125,533
Custodian fees (Note 5)	55,871	20,250	26,123
Transfer and dividend disbursing agent fees and expenses	92,388	55,893	74,972
Directors’/Trustees’ fees	23,836	7,147	7,799
Auditing fees	25,433	16,626	16,995
Legal fees	4,860	4,862	7,073
Portfolio accounting fees (Note 5)	86,782	70,606	63,878
Distribution services fee (Note 5)	690,507(2)	220,009(3)	289,796(4)
Shareholder services fee (Note 5)	27,309(6)	8,757(6)	11,876(6)
Share registration costs	25,890	26,930	29,614
Printing and postage	13,897	8,977	9,827
Insurance premiums	16,685	9,361	9,407
Miscellaneous	24,613	11,915	15,272

Total expenses	3,295,987	921,455	1,486,299

Waivers (Note 5):
Waiver of investment adviser fee	--	(197,921)	--
Waiver of distribution services fee	--	(77,496)(7)	--

Total waivers	--	(275,417)	--

Net expenses	3,295,987	646,038	1,486,299

Net investment income	1,699,665	3,194,766	179,443

Realized and Unrealized Gain (Loss) on Investments:
Net realized gain (loss) on investments	24,795,577	2,316,326	4,796,529
Net change in unrealized appreciation (depreciation) of investments	5,777,075	(2,752,612)	20,942,844

Net realized and unrealized gain (loss) on investments	30,572,652	(436,286)	25,739,373

Change in net assets resulting from operations	$32,272,317	$2,758,480	$25,918,816

(1) Received from a related party.
(2) Represents distribution services fee of $608,580 and $81,927, for Class A Shares and Class B Shares, respectively.
(3) Represents distribution services fee of $193,740 and $26,269, for Class A Shares and Class B Shares, respectively.
(4) Represents distribution services fee of $254,169 and $35,627, for Class A Shares and Class B Shares, respectively.
(5) Represents distribution services fee of $348,214 and $2,861 for Class A Shares and Class B Shares, respectively.
(6) Represents shareholder services fee for Class B Shares.
(7) Represents distribution services fee waiver for Class A Shares.
(8) Represents distribution services fee waiver of $208,928 and $2,861 for Class A Shares and Class B Shares, respectively.

(See Notes which are an integral part of the Financial Statements)

Total Return Bond Fund	U.S. Government Income Fund	Cash Reserve Fund	U.S. Treasury Money Market Fund

--	$--	$--	$--
2,630,753	3,357,491	3,424,284	3,936,514

2,630,753	3,357,491	3,424,284	3,936,514

375,975	337,875	558,668	646,946
63,405	88,651	164,897	190,616
15,001	18,771	32,933	37,347
34,496	34,022	97,429	81,415
4,724	7,166	12,745	13,230
15,168	16,235	19,895	22,577
6,628	4,670	4,537	8,261
52,316	56,269	56,134	49,126
134,277	187,709	351,075(5)	--
--	--	954(6)	--
20,760	17,609	27,402	24,476
7,742	7,847	11,337	17,914
7,914	9,166	11,964	14,023
7,479	10,613	17,104	24,235

745,885	796,603	1,367,074	1,130,166

(219,381)	(169,464)	(383,086)	--
--	(75,083)	(211,789)(8)	--

(219,381)	(244,547)	(594,875)	--

526,504	552,056	772,199	1,130,166

2,104,249	2,805,435	2,652,085	2,806,348

995,265	2,586,778	(614)	--
(1,324,572)	(3,795,326)	--	--

(329,307)	(1,208,548)	(61)	--

$1,774,942	$1,596,887	$2,651,471	$2,806,348

Statements of Changes in Net Assets

Hibernia Funds
August 31, 2005

	Capital Appreciation Fund		Louisiana Municipal Income Fund
	Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004

Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,699,665	$972,515	$3,194,766	$3,559,366
Net realized gain (loss) on investments	24,795,577	8,945,443	2,316,326	157,576
Net change in unrealized appreciation (depreciation) of investments	5,777,075	14,180,860	(2,752,612)	1,128,372

Change in net assets resulting from operations	32,272,317	24,098,818	2,758,480	4,845,314

Distributions to Shareholders:
Distributions from net investment income	(1,968,218)(1)	(1,004,129)(3)	(3,221,806)(5)	(3,510,149)(7)
Distributions from net realized gain on investments	(15,427,956)(2)	(15,667,151)(4)	(242,663)(6)	(211,682)(8)

Change in net assets from distributions to shareholders	(17,396,174)	(16,671,280)	(3,464,469)	(3,721,831)

Share Transactions:
Proceeds from sale of shares	28,035,553	23,450,979	6,523,336	5,743,016
Net asset value of shares issued to shareholders in payment of distributions declared	12,553,314	13,081,716	1,221,597	1,452,869
Cost of shares redeemed	(57,942,992)	(38,878,745)	(10,256,224)	(12,057,422)

Change in net assets from share transactions	(17,354,125)	(2,346,050)	(2,511,291)	(4,861,537)

Change in net assets	(2,477,982)	5,081,488	(3,217,280)	(3,738,054)
Net Assets:
Beginning of period	251,852,051	246,770,563	81,857,190	85,595,244

End of period	$249,374,069	$251,852,051	$78,639,910	$81,857,190

Undistributed net investment income included in net assets at end of period	$64,490	$333,043	$52,754	$24,112

(1) Represents income distributions of $1,968,218 for Class A Shares.
(2) Represents gain distributions of $14,699,925 and $728,031 for Class A Shares and Class B Shares, respectively.
(3) Represents income distributions for Class A Shares.
(4) Represents gain distributions of $14,881,321 and $785,830 for Class A Shares and Class B Shares, respectively.
(5) Represents income distributions of $3,111,074 and $110,732 for Class A Shares and Class B Shares, respectively.
(6) Represents gain distributions of $232,355 and $10,308 for Class A Shares and Class B Shares, respectively.
(7) Represents income distributions of $3,374,188 and $135,961 for Class A Shares and Class B Shares, respectively.
(8) Represents gain distributions of $201,401 and $10,281 for Class A Shares and Class B Shares, respectively.
(9) Represents gain distributions of $4,092,304 and $220,414 for Class A Shares and Class B Shares, respectively.
(10) Represents gain distributions of $314,775 and $21,087 for Class A Shares and Class B Shares, respectively.

(See Notes which are an integral part of the Financial Statements)

Mid Cap Equity Fund		Total Return Bond Fund		U.S. Government Income Fund
Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004

$179,443	$(130,128)	$2,104,249	$2,112,651	$2,805,435	$3,242,051
4,796,529	5,009,487	995,265	199,634	2,586,778	(90,843)
20,942,844	2,075,941	(1,324,572)	(439,021)	(3,795,326)	334,289

25,918,816	6,955,300	1,774,942	1,873,264	1,596,887	3,485,497

--	--	(2,380,765)	(2,352,147)	(3,279,672)	(3,483,285)
(4,312,718)(9)	(335,862)(10)	--	--	--	--

(4,312,718)	(335,862)	(2,380,765)	(2,352,147)	(3,279,672)	(3,483,285)

53,270,556	25,871,292	11,370,453	10,422,642	8,899,103	9,788,237
3,495,222	319,175	1,785,999	1,991,623	1,077,899	1,076,052
(29,126,480)	(17,235,363)	(11,188,628)	(8,541,313)	(18,830,444)	(18,208,485)

27,639,298	8,955,104	1,967,824	3,872,952	(8,853,442)	(7,344,196)

49,245,396	15,574,542	1,362,001	3,394,069	(10,536,227)	(7,341,984)

79,103,756	63,529,214	51,957,149	48,563,080	82,231,266	89,573,250

$128,349,152	$79,103,756	$53,319,150	$51,957,149	$71,695,039	$82,231,266

$179,443	$--	$49,569	$50,175	$96,187	$248,570

Statements of Changes in Net Assets (continued)

Hibernia Funds
August 31, 2005

	Cash Reserve Fund		U.S. Treasury Money Market Fund
	Year Ended August 31, 2005	Year Ended August 31, 2004	Year Ended August 31, 2005	Year Ended August 31, 2004

Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,652,085	$938,040	$2,806,348	$570,567
Net realized gain (loss) on investments	(614)	188	--	--

Change in net assets resulting from operations	2,651,471	938,228	2,806,348	570,567

Distributions to Shareholders:
Distributions from net investment income	(2,651,462)(1)	(938,533)(2)	(2,804,815)	(570,153)

Share Transactions:
Proceeds from sale of shares	283,720,645	287,135,245	5,465,772,446	1,909,988,046
Net asset value of shares issued to shareholders in payment of distributions declared	1,144,073	370,059	634,739	134,843
Cost of shares redeemed	(317,154,467)	(303,724,419)	(5,414,646,676)	(1,979,193,244)

Change in net assets from share transactions	(32,289,749)	(16,219,115)	51,760,509	(69,070,355)

Change in net assets	(32,289,740)	(16,219,420)	51,762,042	(69,069,941)
Net Assets:
Beginning of period	167,032,859	183,252,279	152,264,496	221,334,437

End of period	$134,743,119	$67,032,859	$204,026,538	$152,264,496

Undistributed net investment income (accumulated net investment income (loss)) included in net assets at end of period	$229	$(394)	$1,745	$(181)

(1) Represents income distributions of $2,644,626 and $6,836 for Class A Shares and Class B Shares, respectively.
(2) Represents income distributions of $936,513 and $2,020 for Class A Shares and Class B Shares, respectively.

(See Notes which are an integral part of the Financial Statements)

Combined Notes to Financial Statements

Hibernia Funds
August 31, 2005

(1) ORGANIZATION

Hibernia Funds (the “Trust”), organized as a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust consists of seven portfolios (individually referred to as the “Fund”, or collectively as the “Funds”) which are presented herein:

Portfolio Name	Diversification	Investment Objective

Hibernia Capital Appreciation Fund (“Capital Appreciation Fund”)	diversified	provide growth of capital and income

Hibernia Louisiana Municipal Income Fund (“Louisiana Municipal Income Fund”)	non-diversified	provide current income which is generally exempt from federal income tax and personal income taxes imposed by the state of Louisiana

Hibernia Mid Cap Equity Fund (“Mid Cap Equity Fund”)	diversified	total return

Hibernia Total Return Bond Fund (“Total Return Bond Fund”)	diversified	maximize total return

Hibernia U.S. Government Income Fund (“U.S. Government Income Fund”)	diversified	provide current income

Hibernia Cash Reserve Fund (“Cash Reserve Fund”)	diversified	provide current income consistent with stability of principal

Hibernia U.S. Treasury Money Market Fund (“U.S. Treasury Money Market Fund”)	diversified	provide current income consistent with stability of principal and liquidity

The assets of each portfolio are segregated and a shareholder’s interest is limited to the portfolio in which shares are held. Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund offer two classes of shares: Class A Shares and Class B Shares. All shares of Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund have equal rights with respect to voting, except on class-specific matters.

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies utilized by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles (GAAP) in the United States of America.

Investment Valuations--Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. Total Return Bond Fund and U.S. Government Income Fund generally value fixed income securities according to prices furnished by an independent pricing service, except that fixed income securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Listed equity securities are valued at the last sale price or official closing price reported on a national securities exchange. If unavailable, the security is generally valued at the mean between the last closing bid and asked prices. Cash Reserve Fund and U.S. Treasury Money Market Fund use the amortized cost method to value portfolio securities in accordance with Rule 2a-7 under the Act. Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund, Total Return Bond Fund and U.S. Government Income Fund generally value short-term securities according to prices furnished by an independent pricing service, except that short-term securities with remaining maturities of less than 60 days at the time of purchase may be valued at amortized cost. Prices furnished by an independent pricing service are intended to be indicative of the mean between the bid and asked prices currently offered to institutional investors for the securities. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in accordance with procedures established by and under general supervision of the Board of Trustees (the “Trustees”).

Repurchase Agreements--It is the policy of the Funds to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement.

Investment Income, Gains and Losses, Expenses and Distributions--Interest income and expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions of net investment income are declared daily and paid monthly for Cash Reserve Fund and U.S. Treasury Money Market Fund. Distributions of net investment income are declared and paid quarterly for Capital Appreciation Fund and Mid Cap Equity Fund. Distributions of net investment income are declared and paid monthly for Louisiana Municipal Income Fund, Total Return Bond Fund and U.S. Government Income Fund. Non-cash dividends included in dividend income, if any, are recorded at fair value. Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated to each class based on relative average daily net assets, except that each class bears certain expenses unique to that class such as distribution and shareholder services fees. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Premium and Discount Amortization/Paydown Gains and Losses--All premiums and discounts on fixed income securities are amortized/accreted for financial statement purposes. Gains and losses realized on principal payment of mortgage-backed securities (paydown gains and losses) are classified as part of investment income.

Federal Taxes--It is the Funds’ policy to comply with the Subchapter M provisions of the Internal Revenue Code (the “Code”) and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal income tax is necessary.

Withholding taxes, and where appropriate, deferred withholding taxes, on foreign interest, dividends and capital gains have been provided for in accordance with the applicable country’s tax rules and rates.

When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates--The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other--Investment transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are recorded on an identified cost basis.

(3) SHARES OF BENEFICIAL INTEREST

The following tables summarize share activity:

EQUITY AND INCOME FUNDS

	Capital Appreciation Fund

	Year Ended August 31, 2005		Year Ended August 31, 2004

Class A Shares	Shares	Dollars	Shares	Dollars

Shares sold	1,475,551	$27,805,216	1,228,494	$22,586,640
Shares issued to shareholders in payment of distributions declared	638,625	11,838,628	701,667	12,314,274
Shares redeemed	(2,837,043)	(53,461,333)	(2,012,927)	(37,066,876)

Net change resulting from Class A Share transactions	(722,867)	$(13,817,489)	(82,766)	$(2,165,962)

	Capital Appreciation Fund

	Year Ended August 31, 2005		Year Ended August 31, 2004

Class B Shares	Shares	Dollars	Shares	Dollars

Shares sold	12,967	$230,337	49,264	$864,339
Shares issued to shareholders in payment of distributions declared	40,677	714,686	45,927	767,442
Shares redeemed	(248,648)	(4,481,659)	(102,803)	(1,811,869)

Net change resulting from Class B Share transactions	(195,004)	$(3,536,636)	(7,612)	$(180,088)

Net change resulting from Fund Share transactions	(917,871)	$(17,354,125)	(90,378)	$(2,346,050)

	Louisiana Municipal Income Fund

	Year Ended August 31, 2005		Year Ended August 31, 2004

Class A Shares	Shares	Dollars	Shares	Dollars

Shares sold	561,409	$6,361,770	472,447	$5,372,221
Shares issued to shareholders in payment of distributions declared	101,474	1,146,892	119,837	1,361,079
Shares redeemed	(867,702)	(9,823,280)	(969,932)	(10,986,254)

Net change resulting from Class A Share transactions	(204,819)	$(2,314,618)	(377,648)	$(4,252,954)

	Louisiana Municipal Income Fund

	Year Ended August 31, 2005		Year Ended August 31, 2004

Class B Shares	Shares	Dollars	Shares	Dollars

Shares sold	14,201	$161,566	32,536	$370,795
Shares issued to shareholders in payment of distributions declared	6,606	74,705	8,078	91,790
Shares redeemed	(38,242)	(432,944)	(94,863)	(1,071,168)

Net change resulting from Class B Share transactions	(17,435)	$(196,673)	(54,249)	$(608,583)

Net change resulting from Fund Share transactions	(222,254)	$(2,511,291)	(431,897)	$(4,861,537)

	Mid Cap Equity Fund

	Year Ended August 31, 2005		Year Ended August 31, 2004

Class A Shares	Shares	Dollars	Shares	Dollars

Shares sold	3,272,065	$52,844,795	1,713,132	$25,142,095
Shares issued to shareholders in payment of distributions declared	214,458	3,294,077	22,026	300,002
Shares redeemed	(1,717,402)	(28,277,635)	(1,161,466)	(16,640,166)

Net change resulting from Class A Share transactions	1,769,121	$27,861,237	573,692	$8,801,931

	Mid Cap Equity Fund

	Year Ended August 31, 2005		Year Ended August 31, 2004

Class B Shares	Shares	Dollars	Shares	Dollars

Shares sold	27,268	$425,761	51,655	$729,197
Shares issued to shareholders in payment of distributions declared	13,758	201,145	1,464	19,173
Shares redeemed	(55,315)	(848,845)	(43,905)	(595,197)

Net change resulting from Class B Share transactions	(14,289)	$(221,939)	9,214	$153,173

Net change resulting from Fund Share transactions	1,754,832	$27,639,298	582,906	$8,955,104

	Total Return Bond Fund

	Year Ended August 31, 2005		Year Ended August 31, 2004

	Shares	Dollars	Shares	Dollars

Shares sold	1,161,593	$11,370,453	1,051,018	$10,422,642
Shares issued to shareholders in payment of distributions declared	182,796	1,785,999	200,348	1,991,623
Shares redeemed	(1,144,736)	(11,188,628)	(863,084)	(8,541,313)

Net change resulting from Fund Share transactions	199,653	$1,967,824	388,282	$3,872,952

	U.S. Government Income Fund

	Year Ended August 31, 2005		Year Ended August 31, 2004

	Shares	Dollars	Shares	Dollars

Shares sold	877,702	$8,899,103	950,641	$9,788,237
Shares issued to shareholders in payment of distributions declared	106,283	1,077,899	104,299	1,076,052
Shares redeemed	(1,852,318)	(18,830,444)	(1,765,729)	(18,208,485)

Net change resulting from Fund Share transactions	(868,333)	$(8,853,442)	(710,789)	$(7,344,196)

MONEY MARKET FUNDS

	Cash Reserve Fund

	Year Ended August 31, 2005		Year Ended August 31, 2004

Class A Shares	Shares	Dollars	Shares	Dollars

Shares sold	283,641,622	$283,641,622	287,007,608	$287,007,608
Shares issued to shareholders in payment of distributions declared	1,137,501	1,137,501	368,094	368,094
Shares redeemed	(317,039,025)	(317,039,025)	(303,334,896)	(303,334,896)

Net change resulting from Class A Share transactions	(32,259,902)	$(32,259,902)	(15,959,194)	$(15,959,194)

	Cash Reserve Fund

	Year Ended August 31, 2005		Year Ended August 31, 2004

Class B Shares	Shares	Dollars	Shares	Dollars

Shares sold	79,023	$79,023	127,637	$127,637
Shares issued to shareholders in payment of distributions declared	6,572	6,572	1,965	1,965
Shares redeemed	(115,442)	(115,442)	(389,523)	(389,523)

Net change resulting from Class B Share transactions	(29,847)	$(29,847)	(259,921)	$(259,921)

Net change resulting from Fund Share transactions	(32,289,749)	$(32,289,749)	(16,219,115)	$(16,219,115)

	U.S. Treasury Money Market Fund

	Year Ended August 31, 2005		Year Ended August 31, 2004

	Shares	Dollars	Shares	Dollars

Shares sold	5,465,772,446	$5,465,772,446	1,909,988,046	$1,909,988,046
Shares issued to shareholders in payment of distributions declared	634,739	634,739	134,843	134,843
Shares redeemed	(5,414,646,676)	(5,414,646,676)	(1,979,193,244)	(1,979,193,244)

Net change resulting from Fund Share transactions	51,760,509	$51,760,509	(69,070,355)	$(69,070,355)

(4) FEDERAL TAX INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are due in part to differing treatments for market discounts and discount accretion/premium amortization on debt securities.

For the year ended August 31, 2005, permanent differences identified and reclassified among the components of net assets were as follows:

Fund	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)

Louisiana Municipal Income Fund	$--	$55,682	$(55,682)
Total Return Bond Fund	--	275,910	(275,910)
U.S. Government Income Fund	--	321,854	(321,854)
U.S. Treasury Money Market Fund	--	393	(393)

Net investment income, net realized gains (losses), and net assets were not affected by these reclassifications.

The tax character of distributions as reported on the Statements of Changes in Net Assets for the years ended August 31, 2005 and 2004, were as follows:

	2005			2004

Fund	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains	Tax-Exempt Income	Ordinary Income*	Long-Term Capital Gains

Capital Appreciation Fund	$--	$1,968,218	$15,427,956	$--	$1,349,529	$15,321,751
Louisiana Municipal Income Fund	3,221,308	498	242,663	3,509,984	165	211,682
Mid Cap Equity Fund	--	15,766	4,296,952	--	--	335,862
Total Return Bond Fund	--	2,380,765	--	--	2,352,147	--
U.S. Government Income Fund	--	3,279,672	--	--	3,483,285	--
Cash Reserve Fund	--	2,651,462	--	--	938,533	--
U.S. Treasury Money Market Fund	--	2,804,815	--	--	570,153	--

* For tax purposes short-term capital gain distributions are considered ordinary income.

As of August 31, 2005, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Capital Loss Carryforward

Capital Appreciation Fund	$--	$517,554	$16,729,449	$79,961,550	$--
Louisiana Municipal Income Fund	242,479	66,268	2,174,223	2,764,574	--
Mid Cap Equity Fund	--	179,444	4,731,278	30,498,461	--
Total Return Bond Fund	--	228,824	--	932,214	1,977,756
U.S. Government Income Fund	--	352,589	--	(152,950)	270,509
Cash Reserve Fund	--	181,402	--	--	48,629
U.S. Treasury Money Market Fund	--	337,016	--	--	393

For federal income tax purposes, the following amounts apply as of August 31, 2005:

Fund	Cost of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)

Capital Appreciation Fund	$168,943,194	$81,301,106	$1,339,556	$79,961,550
Louisiana Municipal Income Fund	76,953,056	2,815,240	50,666	2,764,574
Mid Cap Equity Fund	100,182,898	31,255,511	757,050	30,498,461
Total Return Bond Fund	54,976,660	1,058,908	126,694	932,214
U.S. Government Income Fund	78,790,686	168,290	321,240	(152,950)
Cash Reserve Fund	134,736,118 *	--	--	--
U.S. Treasury Money Market Fund	204,385,581 *	--	--	--

* at amortized cost.

The difference between book-basis and tax-basis unrealized appreciation/depreciation is due in part to differing treatments for tax deferral of losses on wash sales and discount accretion/premium amortization on debt securities.

At August 31, 2005, Total Return Bond Fund, U.S. Government Income Fund, Cash Reserve Fund and U.S. Treasury Money Market Fund had capital loss carryforwards, as noted below, which will reduce the Fund’s taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Expiration Years

Fund	2010	2011	2012	2013	Total

Total Return Bond Fund	$51,198	$1,926,558	$--	$--	$1,977,756
U.S. Government Income Fund	--	90,023	180,486	--	270,509
Cash Reserve Fund	931	44,663	3,035	--	48,629
U.S. Treasury Money Market Fund	--	--	--	393	393

Under current tax regulations, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of August 31, 2005, for federal income tax purposes, Cash Reserve Fund had post October losses of $614 which were deferred to September 1, 2005.

U.S. Government Income Fund and Total Return Bond Fund used capital loss carryforwards of $1,165,885 and $201,217, respectively, to offset taxable gains realized during the year ended August 31, 2005.

Louisiana Municipal Income Fund received a copy of a proposed adverse determination letter issued by the Internal Revenue Service to the issuer of the following security. In the event that this determination is not reversed or otherwise resolved by the issuer, Fund may need to report the income from this security as taxable income.

Market Value

St. Charles Parish, LA, Solid Waste Disposal Revenue Bonds, 7.00% (LA Power & LIght Co.)/(AMBAC INS)/(Original Issue Yield: 7.04%), 12/1/2022	$1,001,050

(5) INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee--Prior to February 1, 2005, a separately identifiable division of Hibernia National Bank (HNB), Hibernia Asset Management, provided investment advisory services to each portfolio of the Hibernia Funds. As of February 1, 2005, HNB organized a separate subsidiary to provide all investment advisory services, Hibernia Asset Management L.L.C. (HAM), a Louisiana limited liability company, of which HNB is the sole member. HAM succeeded to the contract under which investment advisory services are provided to each of the portfolios of the Hibernia Funds. This succession did not result in a change of actual control or management of the Funds’ Adviser. HAM, the Funds’ investment adviser (the “Adviser”), receives for its services an annual investment adviser fee based on a percentage of each Fund’s average daily net assets as follows:

Fund	Annual Rate

Capital Appreciation Fund	0.75%
Louisiana Municipal Income Fund	0.45%
Mid Cap Equity Fund	0.75%
Total Return Bond Fund	0.70%
U.S. Government Income Fund	0.45%
Cash Reserve Fund	0.40%
U.S. Treasury Money Market Fund	0.40%

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005, the Adviser voluntarily waived all or a portion of its fee for the following Funds:

Fund

Louisiana Municipal Income Fund	$197,921
Total Return Bond Fund	219,381
U.S. Government Income Fund	169,464
Cash Reserve Fund	383,086

Administrative Fee--Federated Administrative Services (FAS), under the Administrative Services Agreement, provides the Funds with certain administrative personnel and services. The fee paid to FAS is based on the level of average aggregate daily net assets of the Trust for the reporting period. FAS may voluntarily choose to waive any portion of its fee. FAS can modify or terminate this voluntary waiver at any time at its sole discretion.

Maximum Administrative Fee	Average Aggregate Daily Net Assets of the Hibernia Funds

0.150%	on the first $250 million
0.125%	on the next $250 million
0.100%	on the next $250 million
0.075%	on assets in excess of $750 million

For the year ended August 31, 2005, the net fee paid to FAS was 0.118% of average aggregate net assets of the Funds.

Distribution Services Fee--The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Funds will reimburse Edgewood Services, Inc. (Edgewood), the distributor, from the net assets of the Funds to finance activities intended to result in the sale of each Fund’s shares. The Plan provides that the Funds, except for Class B Shares of the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund, may incur distribution expenses up to 0.25% of the average daily net assets of the Funds, annually, to reimburse Edgewood. Class B Shares of the Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund may incur distribution expenses of up to 0.75% of average daily net assets of the Class B Shares, annually, to reimburse Edgewood. Edgewood may voluntarily choose to waive any portion of its fee. Edgewood can modify or terminate this voluntary waiver at any time at its sole discretion. For the year ended August 31, 2005, Edgewood voluntarily waived all or a portion of its fee for the following Funds:

Fund

Louisiana Municipal Income Fund	$77,496
U.S. Government Income Fund	75,083
Cash Reserve Fund	211,789

For the year ended August 31, 2005, the U.S. Treasury Money Market Fund did not incur a distribution services fee. Rather than paying investment professionals directly, the Funds may pay fees to Edgewood and Edgewood will use the fees to compensate investment professionals. For the year ended August 31, 2005, Edgewood did not retain any fees paid by the Funds.

Shareholder Services Fee--Capital Appreciation Fund, Louisiana Municipal Income Fund, Mid Cap Equity Fund and Cash Reserve Fund may pay fees (Service Fees) up to 0.25% of the average daily net assets of each Fund’s Class B Shares to financial institutions or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Investors, Inc., for providing services to shareholders and maintaining shareholder accounts. Under certain agreements, rather than paying financial institutions directly, a Fund may pay Service Fees to FSSC and FSSC will use the fees to compensate financial institutions. FSSC or these financial institutions may voluntarily choose to waive any portion of their fee. This voluntary waiver can be modified or terminated at any time. For the year ended August 31, 2005, FSSC did not retain any fees paid by the Funds.

Portfolio Accounting Fees--Federated Services Company (FServ) maintains the Funds’ accounting records for which it receives a fee. The fee is based on the level of each Fund’s average daily net assets for the reporting period, plus out-of-pocket expenses. FServ may voluntarily choose to waive any portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

Custodian Fees--HNB is the Funds’ custodian for which it receives a fee. The fee is based on the level of each Fund’s average daily net assets for the reporting period, plus out-of-pocket expenses.

Other Affiliated Parties and Transactions--Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain money market funds which are distributed by an affiliate of the Funds’ distributor. Income distributions earned by the Funds are recorded as income in the accompanying financial statements as follows:

Fund	Fund Name	Income from Issuer

Louisiana Municipal Income Fund	Tax-Free Obligations Fund	$39,658

General--Certain of the Officers of the Trust are Officers and Directors or Trustees of the above companies.

(6) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding long-term U.S. government securities and short-term obligations, for the year ended August 31, 2005 were as follows:

Fund	Purchases	Sales

Capital Appreciation Fund	$81,645,420	$114,414,269
Louisiana Municipal Income Fund	41,615,234	46,970,980
Mid Cap Equity Fund	61,719,790	38,386,341
Total Return Bond Fund	52,522,668	24,889,030
U.S. Government Income Fund	--	3,594,210

(7) CONCENTRATION OF CREDIT RISK

Since Louisiana Municipal Income Fund invests a substantial portion of its assets in issuers located in one state, it will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at August 31, 2005, 77.2% of the securities in the portfolio of investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency was 23.4% of total investments.

In the aftermath of the devastation to southern Louisiana as a result of Hurricanes Katrina and Rita, the Fund’s manager has identified the portfolio holdings related to the affected areas in the state. These constitute approximately 25% of the Fund’s total net assets. Of these bonds, all but two are insured by municipal bond insurers. Of the two uninsured bonds, payment for one is escrowed and the other is backed by GNMA/FNMA collateral, which is rated AAA. Management has reviewed the Standard and Poor’s and Moody’s Investor Service’s analysis, which suggests that the bond insurance industry will be able to comfortably weather any losses resulting from Katrina and Rita.

(8) FEDERAL TAX INFORMATION (UNAUDITED)

For the year ended August 31, 2005, the amount of long-term capital gain designated by the Funds was as follows:

Fund

Capital Appreciation Fund	$15,427,957
Louisiana Municipal Income Fund	242,663
Mid Cap Equity Fund	4,296,952

At August 31, 2005, the following percentage represents the portion of distributions from net investment income which is exempt from federal income tax, other than federal AMT:

Fund

Louisiana Municipal Income Fund	99.98%

Of the ordinary income (including short-term capital gain) distributions made by the Funds during the year ended August 31, 2005, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Fund Name

Capital Appreciation Fund	99.05%
Mid Cap Equity Fund	100.00%

For the fiscal year ended August 31, 2005, the following percentages of total ordinary dividends paid by the Funds are qualifying dividends which may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Act of 2003. Complete information is reported in conjunction with the reporting of your distributions on Form 1099-DIV. The percentages were as follows:

Fund Name

Capital Appreciation Fund	100.00%
Mid Cap Equity Fund	100.00%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Hibernia Funds

We have audited the accompanying statements of assets and liabilities including the portfolios of investments, of Hibernia Capital Appreciation Fund, Hibernia Louisiana Municipal Income Fund, Hibernia Mid Cap Equity Fund, Hibernia Total Return Bond Fund, Hibernia U.S. Government Income Fund, Hibernia Cash Reserve Fund and Hibernia U.S. Treasury Money Market Fund (the seven portfolios constituting the Hibernia Funds) (the “Trust”), as of August 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios constituting the Hibernia Funds at August 31, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

/s/Ernst & Young LLP

Boston, Massachusetts
October 13, 2005

Board of Trustees and Trust Officers

The following tables give information about the Independent Trustees (i.e., those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. As of December 31, 2004, the Hibernia Fund Complex consisted of seven portfolios. Each Officer is elected annually. Unless otherwise noted, each Board member oversees all portfolios in the Hibernia Fund Complex and serves for an indefinite term. The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge and upon request, by calling 1-800-999-0426.

INDEPENDENT TRUSTEE BACKGROUND

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

Arthur Rhew Dooley, Jr. Birth Date: December 17, 1942 4047 Broadway San Antonio, TX TRUSTEE Began Serving: July 1999

Principal Occupation: Chairman, Dooley Tackaberry, Inc. (distributors and fabricators of fire protection and safety equipment), 1967 to Present; Registered Professional Engineer (Inactive).

Other Directorships Held: Director, Loop Cold Storage Company.

Teri G. Fontenot Birth Date: June 16, 1953 18933 E. Pinnacle Circle Baton Rouge, LA TRUSTEE Began Serving: June 2001

Principal Occupation: President and Chief Executive Officer of Woman’s Hospital, Baton Rouge, LA.

Other Directorships Held: Past Chair of Louisiana Hospital Association; Federal Reserve Bank of Atlanta, Director; Committee of 100; Chair of Hospital Billing and Collection Services Board; National Institutes of Health, Advisory Committee on Research on Women’s Health; Louisiana Research and Technology Foundation Executive Committee; American Hospital Association.

Joe N. Averett, Jr. Birth Date: February 4, 1943 11000 Seville Quarters Shreveport, LA TRUSTEE Began Serving: June 2001

Principal Occupation: Director of Penn Virginia Corporation.

Previous Position: President of Crystal Gas Storage, Inc., a wholly owned subsidiary of El Paso Corporation (NYSE:EP).

Other Directorships Held: Sci Port Discovery Center, Past Chairman and Current Director; Sci-Port Foundation, Director; Community Foundation of Shreveport-Bossier, Treasurer and Director; Committee of 100, Director; Louisiana State University in Shreveport Foundation, Past President and Current Director; Petroleum Club of Shreveport, Past President and Director; Caddo Public Education Foundation, past Chairman and Director; Red River Radio Network (affiliate of National Public Radio), past Director; First United Methodist Church of Shreveport, Past Member of Administrative Board and Finance Committee.

Ernest E. Howard III Birth Date: March 26, 1943 P.O. Box 55748 Metairie, LA TRUSTEE Began Serving: March 2003

Principal Occupation: Retired.

Previous Positions: President and Chief Executive Officer of FM Properties, predecessor to Stratus Properties, Inc. (NASDAQ: STRS) and Senior Vice President of Freeport-McMoRan Inc. and Freeport-McMoRan Copper & Gold Inc. (NYSE:FCX).

Other Directorships Held: Director, Superior Energy Services, Inc.

OFFICERS

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s) for Past Five Years and Previous Position(s)

Charles L. Davis, Jr. Birth Date: March 23, 1960 1001 Liberty Avenue Pittsburgh, PA PRESIDENT AND ASSISTANT SECRETARY Began Serving: December 2003

Principal Occupations: Vice President, Managing Director of Mutual Fund Services, Federated Services Company; and President, Edgewood Services, Inc.

Previous Positions: President, Federated Clearing Services; and Director, Business Development, Mutual Fund Services, Federated Services Company.

Donald P. Lee Birth Date: December 6, 1959 313 Carondelet Street, 3rd Floor New Orleans, LA CHIEF COMPLIANCE OFFICER Began Serving: June 2004

Principal Occupations: Director, Private Client Group Risk Management, Hibernia National Bank.

Previous Positions: Corporate Counsel, Hibernia National Bank 2002-2003; General Counsel and Corporate Secretary IBERIA BANK, 1997-2001.

Richard J. Thomas Birth Date: June 17, 1954 1001 Liberty Avenue Pittsburgh, PA TREASURER Began Serving: September 2002

Principal Occupations: Principal Financial Officer and Treasurer of the Federated Fund Complex; Senior Vice President, Federated Administrative Services.

Previous Positions: Vice President, Federated Administrative Services; held various management positions within Funds Financial Services Division of Federated Investors, Inc.

Timothy S. Johnson Birth Date: July 31, 1961 435 Sixth Avenue Pittsburgh, PA SECRETARY Began Serving: September 2001

Principal Occupation: Partner, Reed Smith LLP.

Previous Positions: Vice President and Corporate Counsel, Federated Services Company; Secretary, Edgewood Services, Inc.; Secretary or Assistant Secretary of various funds distributed by Edgewood Services, Inc. and Federated Securities Corp., Assistant Secretary of the Trust December 1997-December 2001.

Mutual funds are not bank deposits, or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. An investment in Hibernia Cash Reserve Fund and HIbernia U.S. Treasury Money Market Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Funds’ prospectus, which contains facts concerning their objectives and policies, management fees, expenses and other information.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in a Fund’s portfolio is available, without change and upon request, by calling 1-800-562-9007, Ext. 3-3326. A report of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available through the Hibernia Funds website. Go to www.Hiberniafunds.com; select Proxy Voting Record; then select a Fund. This report on “Form N-PX” is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the close of the first and third quarters of their fiscal year, on “Form N-Q.” These filings are available from the EDGAR database on the SEC’s website at www.sec.gov; and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (Call 1-800-SEC-0330 for information on the operation of the Public Reference Room).

Edgewood Services, Inc., Distributor of the Funds

G01262-01 (10/05)

Item 2.     Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies
- Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal
Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

(c) Not Applicable

(d) Not Applicable

(e) Not Applicable

(f)(3) The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics.  To request a copy of the code of ethics, contact the registrant at 1-800-341-7400, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for
Principal Executive and Financial Officers.

Item 3.     Audit Committee Financial Expert

The registrant's Board has determined that each member of the Board's Audit
Committee is an "audit committee financial expert," and that each such member is "independent," for purposes of this Item.  The Audit Committee consists of the following Board members:  Joe N. Averett,Jr., Arthur Rhew Dooley, Jr.,
Teri G. Fontenot and Ernest E. Howard, III.

Item 4.     Principal Accountant Fees and Services

(a)         Audit Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $134,000

                  Fiscal year ended 2004 - $132,000

(b)         Audit-Related Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

            Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X,
            $0 and $0 respectively.

(c)         Tax Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

            Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X,
            $0 and $0 respectively.

(d)         All Other Fees billed to the registrant for the two most recent fiscal years:

                  Fiscal year ended 2005 - $0

                  Fiscal year ended 2004 - $0

            Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X,
            $0 and $0 respectively.

(e)(1)      Audit Committee Policies regarding Pre-approval of Services.

            The Audit Committee is required to pre-approve audit and
non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor's independence.  Unless a type of service to be provided by the independent auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee.  Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit
Committee.

            Certain services have the general pre-approval of the Audit
Committee.  The term of the general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period.  The Audit Committee will annually review the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee and may grant general pre-approval for such services.  The Audit Committee will revise the list of general pre-approved services from time to time, based on subsequent determinations.
The Audit Committee will not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

            The Audit Committee has delegated pre-approval authority to its
Chairman.  The Chairman will report any pre-approval decisions to the Audit
Committee at its next scheduled meeting.  The Committee will designate another member with such pre-approval authority when the Chairman is unavailable.

AUDIT SERVICES

      The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee.  The Audit Committee must approve any changes in terms, conditions and fees resulting from changes in audit scope, registered investment company (RIC) structure or other matters.

      In addition to the annual Audit services engagement specifically approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit Services, which are those services that only the independent auditor reasonably can provide.  The Audit Committee has pre-approved certain Audit services, all other Audit services must be specifically pre-approved by the Audit Committee.

AUDIT-RELATED SERVICES

      Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements or that are traditionally performed by the independent auditor.  The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor, and has pre-approved certain Audit-related services, all other Audit-related services must be specifically pre-approved by the Audit Committee.

TAX SERVICES

      The Audit Committee believes that the independent auditor can provide
Tax services to the Company such as tax compliance, tax planning and tax advice without impairing the auditor's independence.  However, the Audit
Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee has pre-approved certain Tax services, all
Tax services involving large and complex transactions must be specifically pre-approved by the Audit Committee.

ALL OTHER SERVICES

      With respect to the provision of services other than audit, review or attest services the pre-approval requirement is waived if:

(1)   The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by
                  the registrant, the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management
                  and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or
                  under common control with the investment adviser that
                  provides ongoing services to the registrant to its
                  accountant during the fiscal year in which the services are provided;
(2)   Such services were not recognized by the registrant, the registrant's adviser (not including any sub-adviser whose role is
                  primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity
                  controlling, controlled by, or under common control with
                  the investment adviser that provides ongoing services to
                  the registrant  at the time of the engagement to be
                  non-audit services; and
(3)   Such services are promptly brought to the attention of the Audit
                  Committee of the issuer and approved prior to the
                  completion of the audit by the Audit Committee or by one or more members of the Audit Committee who are members of the board of directors to whom authority to grant such
                  approvals has been delegated by the Audit Committee.

      The Audit Committee may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

      The SEC's rules and relevant guidance should be consulted to determine the precise definitions of prohibited non-audit services and the applicability of exceptions to certain of the prohibitions.

PRE-APPROVAL FEE LEVELS

      Pre-approval fee levels for all services to be provided by the independent auditor will be established annually by the Audit Committee.  Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.

PROCEDURES

      Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Principal Accounting Officer and/or
Internal Auditor, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

(e)(2)      Percentage of services identified in items 4(b) through 4(d) that were approved by the registrants audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

            4(b)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(c)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

            4(d)

            Fiscal year ended 2005 - 0%

            Fiscal year ended 2004 - 0%

            Percentage of services provided to the registrants investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were approved by the registrants audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, 0% and 0% respectively.

(f)
       NA
(g)   Non-Audit Fees billed to the registrant, the registrant's investment adviser, and certain entities controlling, controlled by or under common control with the investment adviser:
            Fiscal year ended 2005 - $20,000

            Fiscal year ended 2004 - $20,000

(h)         The registrant's Audit Committee has considered that the
provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of
Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5.     Audit Committee of Listed Registrants

            Not Applicable

Item 6.     Schedule of Investments

            Not Applicable

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End
            Management Investment Companies

            Not Applicable

Item 8.     Portfolio Managers of Closed-End Management Investment Companies

            Not Applicable

Item 9.     Purchases of Equity Securities by Closed-End Management
            Investment Company and Affiliated Purchasers

            Not Applicable

Item 10.    Submission of Matters to a Vote of Security Holders

            Not Applicable

Item 11.    Controls and Procedures

(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c)
under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures within
90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) during the last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.    Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  Hibernia Funds

By          /S/ Richard J. Thomas
                Richard J. Thomas, Principal Financial Officer
                            (insert name and title)

Date        October 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By          /S/ Charles L. Davis, Jr.
                Charles L. Davis, Jr., Principal Executive Officer

Date        October 24, 2005

By          /S/ Richard J. Thomas
                Richard J. Thomas, Principal Financial Officer

Date        October 21, 2005